SECOND  AMENDED  AND  RESTATED  LOAN  AGREEMENT
     -----------------------------------------------


     THIS  SECOND  AMENDED AND RESTATED LOAN AGREEMENT (this "Agreement"), dated
                                                              ---------
as of March 31, 2000, is between PIZZA INN, INC., a corporation duly organized and validly existing under the laws of the State of Missouri (the "Borrower"),
                                                                     --------
and WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION, formerly known as First Interstate Bank of Texas, N.A. (the "Bank").
                                           ----

     R  E  C  I  T  A  L  S:
     ----------------------

     WHEREAS,  the  Bank  and  The  Provident  Bank  (collectively,  the  "Prior
                                                                           -----
Lenders"), and the Borrower have previously entered into the Prior Loan Agreement (as defined herein); and

     WHEREAS,  the  Bank  acquired  all  of  the  rights  and obligations of The
Provident Bank under the Prior Loan Agreement and became the sole lender thereunder; and

     WHEREAS, the Borrower and the Bank entered into the Existing Loan Agreement (as defined herein), pursuant to which (a) the existing principal indebtedness under the Prior Loan Agreement in the approximate amount of $6,900,000 was renewed, extended and restructured as a revolving credit loan in an amount not to exceed Nine Million Five Hundred Thousand Dollars ($9,500,000) outstanding at any time, and (b) the Prior Loan Agreement was amended and restated in its entirety by the Existing Loan Agreement; and

     WHEREAS, the Borrower has requested (a) that the existing revolving credit loan under the Existing Loan Agreement in an amount not to exceed Nine Million Five Hundred Thousand Dollars ($9,500,000) be renewed and extended, (b) that a new term loan in an amount not to exceed Five Million Dollars ($5,000,000) be made to the Borrower, (c) that a new real estate loan in an amount to be determined by the Bank be made by the Bank to the Borrower, and (d) that the Existing Loan Agreement be amended and restated in its entirety by entering into this Agreement; and

     WHEREAS, the Borrower and the Bank are willing to amend and restate the Existing Loan Agreement in its entirety upon and subject to the terms, conditions and provisions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

     ARTICLE  I

     Definitions
     -----------

     Section I.1     Definitions.  As used in this Agreement,
                     -----------
     the  following  terms  have  the  following  meanings:

     "AAA"  has  the  meaning  set  forth  in  Section  14.16(b).
      ---                                      -----------------

     "Additional  Costs"  has  the  meaning  set  forth  in  Section  6.2.
      -----------------                                      ------------

     "Adjusted  Eurodollar  Rate"  means,  for  any  Eurodollar  Advance for any
      --------------------------
Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by the Bank to be equal to the quotient of (a) the Eurodollar Rate for such Eurodollar Advance for such Interest Period divided by (b) 1 minus the Reserve Requirement for such Eurodollar Advance for such Interest Period.

     "Advance"  means the Existing Loans and any advance of funds by the Bank to
      -------
the  Borrower  pursuant  to  Article  II,  Article  III  or  Article  IV and the
                             -----------   ------------      -----------
Continuation  or  Conversion  thereof  pursuant  to  the  provisions  hereof.

     "Advance  Request  Form" means, a certificate, in substantially the form of
      ----------------------
Exhibit  C  hereto,  properly  completed and signed by the Borrower requesting a
 ---------
Revolving  Credit  Advance  or  the  Term  Loan  Advance.

     "Affiliate"  means, as to any Person, any other Person (a) that directly or
      ---------
indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means possession, directly or indirectly, of the
                       -------
power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Bank be deemed an Affiliate of the Borrower or any of its Subsidiaries.

     "Applicable  Lending  Office"  means, for each Type of Advance, the lending
      ---------------------------
office of the Bank (or of an Affiliate of Bank) designated for such Type of Advance below its name on the signature pages hereof or such other office of Bank (or of an Affiliate of Bank) as Bank may from time to time specify to the Borrower as the office by which its Advances of such Type are to be made and maintained.

     "Applicable  Rate" means:  (a) during the period that an Advance is a Prime
      ----------------
Rate Advance, the Prime Rate plus the Prime Rate Margin applicable to such Advance; and (b) during the period that an Advance is a Eurodollar Advance, the Adjusted Eurodollar Rate plus the Eurodollar Rate Margin applicable to such Advance.

     "Authorized Officer" means the chief executive officer, the chief operating
      ------------------
officer, the chief financial officer, the controller or the secretary of a corporation.

     "Basle  Accord"  means,  the  proposals  for  risk-based  capital framework
      -------------
described  by  the  Basle  Committee  on  Banking  Regulations  and  Supervisory
Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

     "Business  Day"  means  (a)  any  day  on  which  commercial  banks are not
      -------------
authorized or required to close in Dallas, Texas, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with Eurodollar Advances, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in
               -----------
Dollar  deposits  are  carried  out  in  the  London  interbank  market.

     "Capital  Expenditures" means expenditures of Borrower and the Subsidiaries
      ---------------------
in respect of the purchase or other acquisition of fixed or capital assets less the amounts expended in connection with the construction on the Real Property.

     "Capital  Lease  Obligations"  means,  as to any Person, the obligations of
      ---------------------------
such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "Change  of  Control" means (a) the merger or consolidation of the Borrower
      -------------------
with any other corporation with the effect that the then existing shareholders of the Borrower will hold less than fifty percent (50%) of the total voting power of the surviving corporation, (b) the acquisition of at least thirty-three and one-third percent (33 1/3%) of the voting power or voting stock of the Borrower by any Person or related group of Persons other than the executive officers of the Borrower, (c) the sale, transfer, or disposition of common stock by Mr. C. Jeffrey Rogers such that his beneficial interest in the Borrower falls below fifteen percent (15%) of the issued and outstanding common stock of the Borrower, (d) C. Jeffrey Rogers shall cease to be the chief executive officer of the Borrower unless Ronald Parker assumes and remains in the position of chief executive officer of the Borrower, or (e) Ronald Parker shall cease to be either the chief executive officer or chief operating officer of the Borrower.

     "Closing  Date"  has  the  meaning  set  forth  in  Section  8.4.
      -------------                                      ------------

     "Code"  means  the  Internal  Revenue  Code  of  1986,  as amended, and the
      ----
regulations  promulgated  and  rulings  issued  thereunder.
      -

     "Collateral"  has  the  meaning  set  forth  in  Section  7.1.
      ----------                                      ------------

     "Commitment  Fee  Rate"  means,  at such times and from time to time as the
      ---------------------
relevant Funded Debt Ratio is in one of the following ranges, the percentage per annum set forth opposite such Funded Debt Ratio:





FUNDED  DEBT  RATIO                              COMMITMENT  FEE  RATE
-------------------                            -----------------------

Less  than  2.0  to  1.0                                       0.375%
------------------------                                     --------

2.0  to  1.0  or  greater  and  less  than  2.5  to  1.0       0.375%
--------------------------------------------------------     --------

2.5  to  1.0  or  greater  and  less  than  3.0  to  1.0       0.375%
--------------------------------------------------------     --------

3.0  to  1.0  or  greater  and  less  than  3.5  to  1.0       0.50%
--------------------------------------------------------     -------

3.5  to  1.0  or  greater                                      0.50%
-------------------------                                    -------





     "Consolidated  Assets" means, at any particular time, all amounts which, in
      --------------------
conforming with the GAAP, would be included as assets on a consolidated balance sheet of Borrower and the Subsidiaries.

     "Consolidated  Current  Assets"  means, at any particular time, all amounts
      -----------------------------
which, in conformity with GAAP, would be included as current assets on a consolidated balance sheet of the Borrower and the Subsidiaries, excluding any prepaid expenses.

     "Consolidated  Current  Liabilities"  means,  at  any  particular time, all
      ----------------------------------
amounts which, in conformity with GAAP, would be included as current liabilities on a consolidated balance sheet of the Borrower and the Subsidiaries.

     "Consolidated  Liabilities"  means,  at  any  particular  time, all amounts
      -------------------------
which, in conformity with GAAP, would be included as liabilities on a consolidated balance sheet of the Borrower and the Subsidiaries.

     "Consolidated  Net  Income" means, for any period, the aggregate net income
      -------------------------
(or net loss) of the Borrower and the Subsidiaries on a consolidated basis as determined in accordance with GAAP.

     "Construction  Loan  Agreement" means a construction loan agreement between
      -----------------------------
the Borrower and the Bank executed in connection with the Real Estate Loan, together with all amendments, modifications and supplements thereto.

     "Continue," "Continuation," and "Continued" shall refer to the continuation
      --------    ------------        ---------
pursuant to Section 6.1 of a Eurodollar Advance as a Eurodollar Advance from one
            -----------
Interest  Period  to  the  next  Interest  Period.

     "Convert,"  "Conversion,"  and  "Converted"  shall  refer  to  a conversion
      -------     ----------          ---------
pursuant  to  Article  VI  of  one Type of Advance into another Type of Advance.
              -----------

     "Current  Ratio"  means,  at any particular time, the ratio of Consolidated
      --------------
Current  Assets  to  Consolidated  Current  Liabilities.

     "Debt"  means, as to any Person at any time (without duplication):  (a) all
      ----
obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days, (d) all Capital Lease Obligations of such Person, (e) all indebtedness or other obligations of others Guaranteed by such Person, (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments, and (h) all liabilities of such Person in respect of unfunded vested benefits under any Plan.

     "Deed  of  Trust"  means a deed of trust and security agreement executed by
      ---------------
Borrower in favor of the Bank in connection with the Real Estate Loan, together with all amendments, modifications and supplements thereto.

     "Default"  means  an  Event  of  Default  or  the occurrence of an event or
      -------
condition which with notice or lapse of time or both would become an Event of Default.

     "Default  Rate" means the lesser of (i) the Maximum Rate or (ii) the sum of
      -------------
the Prime Rate in effect from day to day plus three and twenty-five one hundredths percent (3.25%).

     "Dispute"  has  the  meaning  set  forth  in  Section  14.16(a).
      -------                                      -----------------

     "Dollars"  and  "$"  mean  lawful  money  of  the United States of America.
      -------         -

     "EBITDA"  means,  for  any  period,  the Consolidated Net Income calculated
      ------
before federal income taxes, plus (a) depreciation and amortization and interest
                             ----
expenses, minus (b) any extraordinary gains or losses of the Borrower during the
          -----
period  in  question.

     "Environmental  Laws"  means  any  and  all federal, state, and local laws,
      -------------------
regulations, and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., the Resource
                                                           ------
Conservation  and  Recovery Act of 1976, 42 U.S.C.   6901 et seq., the Clean Air
                                                          ------
Act,  42  U.S.C.   7401  et seq., the Clean Water Act, 33 U.S.C.   1251 et seq.,
                         ------                                         ------
and  the  Toxic  Substances Control Act, 15 U.S.C.   2601 et seq., as such laws,
                                                          ------
regulations,  and requirements may be amended or supplemented from time to time.

     "Environmental  Liabilities"  means,  as  to  any  Person, all liabilities,
      --------------------------
obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Affiliates.

     "ERISA"  means  the  Employee  Retirement  Income  Security Act of 1974, as
      -----
amended from time to time, and the regulations and published interpretations thereunder.

     "ERISA  Affiliate"  means  any  corporation or trade or business which is a
      ----------------
member  of  the  same  controlled  group  of corporations (within the meaning of
Section  414(b)  of the Code) as the Borrower or is under common control (within
     ----------
the  meaning  of  Section  414(c)  of  the  Code)  with  the  Borrower.
                  ---------------

     "Eurodollar  Advances"  means  Advances  the  interest  rates  on which are
      --------------------
determined on the basis of the rates referred to in the definition of "Adjusted Eurodollar Rate" in this Section 1.1.
                             ------------

     "Eurodollar  Rate"  means,  for  any  Eurodollar  Advance  for any Interest
      ----------------
Period, the rate per annum quoted by the Reference Bank at approximately 11:00 A.M. London time (or as soon thereafter as practicable) two (2) Business Days prior to the first day of such Interest Period for the offering by the Reference Bank to leading banks in the London interbank market of Dollar deposits in immediately available funds having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Advance to be made by the Reference Bank to which such Interest Period relates.

     "Eurodollar  Rate Margin" means, (a) with respect to the Term Loan, one and
      -----------------------
one-half percent (1.50%) and (b) with respect to the Revolving Credit Loans, at such times and from time to time as the relevant Funded Debt Ratio is in one of the following ranges, the percentage per annum set forth opposite such Funded Debt Ratio:




 FUNDED  DEBT  RATIO                  PERCENTAGE  FOR  REVOLVING  CREDIT  LOANS
====================                  =========================================

Less than 2.0 to 1.0                                                     1.25%
-------------------                                                      -----

2.0 to 1.0 or greater and less than 2.5 to 1.0                           1.50%
----------------------------------------------                           -----

2.5 to 1.0 or greater and less than 3.0 to 1.0                           1.75%
----------------------------------------------                           -----

3.0 to 1.0 or greater and less than 3.5 to 1.0                           2.00%
----------------------------------------------                           -----

3.5 to 1.0 or greater                                                    2.25%
---------------------                                                    -----

The Borrower shall give written notice to the Bank of any changes in the Funded Debt Ratio as of the end of any fiscal quarter which results in a change to the Eurodollar Rate Margin concurrently with its delivery of the items required under Section 10.1(c) hereof, and any change to the Eurodollar Rate Margin shall
      ---------------
be effective with respect to any Interest Period commencing after the Bank has received such information.

     "Event  of  Default"  has  the  meaning  specified  in  Section  13.1.
      ------------------                                     -------------

     "Existing  Letters  of  Credit"  means  those  letters  of  credit  more
      -----------------------------
specifically  described  on  Schedule  1.1(a)  attached  hereto.
      -----                  ----------------

     "Existing  Loan  Agreement"  means  that  certain Amended and Restated Loan
      -------------------------
Agreement dated as of August 28, 1997, between the Borrower and the Bank, as amended by (i) that certain First Amendment to Amended and Restated Loan Agreement dated as of September 14, 1998 and (ii) that certain Second Amendment to Amended and Restated Loan Agreement dated as of August 31, 1999.

     "Existing  Loans" means the existing revolving credit loans provided by the
      ---------------
Bank  to  the  Borrower  pursuant  to  the  Existing  Loan  Agreement.

     "Facility  Fees"  means Twenty-Five Thousand Dollars ($25,000) with respect
      --------------
to the Term Loan and any facility fee determined by the Bank in its sole discretion with respect to the Real Estate Loan.

     "Federal  Funds  Rate"  means,  for  any  day,  the rate per annum (rounded
      --------------------
upwards, if necessary, to the nearest 1/16 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on federal funds transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to Wells Fargo Bank (Texas), National Association on such day on federal funds transactions as determined by the Bank.

     "Fixed  Charge  Coverage Ratio" means, at any time, the quotient determined
      -----------------------------
by dividing (a) the sum of EBITDA for the preceding twelve (12) calendar months by (b) the sum of (i) all scheduled payments on all Long Term Debt of the Borrower and the Subsidiaries and all scheduled payments under Capital Lease Obligations of the Borrower and the Subsidiaries to be paid during the next twelve (12) calendar months, plus (ii) interest expenses and tax expenses (to the extent paid in cash) of the Borrower and the Subsidiaries for the preceding twelve (12) calendar months, plus (iii) dividends paid by the Borrower for the preceding twelve (12) calendar months.

     "Foreign  Subsidiaries" means PIBCO, Ltd., a Bermuda corporation, Pizza Inn
      ---------------------
of South Africa, a South Africa corporation, and Pizza Inn Servicos De Gestao De Franchising Lda., a Madeira, Portugal corporation, collectively.

     "Funded Debt Ratio" means, at any time, the quotient determined by dividing
      -----------------
(a) the sum of all Debt for borrowed money and Capital Lease Obligations of the Borrower and the Subsidiaries by (b) EBITDA for the preceding twelve (12) complete calendar months.

     "GAAP"  means  generally  accepted  accounting  principles,  applied  on  a
      ----
consistent basis, as set forth in Opinions of the Accounting Principles Board of
      -
the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.
Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

     "Governmental  Authority"  means  any  nation  or  government, any state or
      -----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of
      ---------
such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the
  --------
ordinary  course  of  business.  The  term  "Guarantee"  used  as  a  verb has a
  --                                         ---------
corresponding  meaning.
  --

     "Guarantors"  means  all  existing  Subsidiaries  (other  than  the Foreign
      ----------
Subsidiaries)  and any future Subsidiaries which become a party to the Guaranty.

     "Guaranty"  means the Second Amended and Restated Guaranty of Guarantors in
      --------
favor  of  the  Bank, in substantially the form of Exhibit H hereto, as the same
                                                   ---------
may  be  amended,  supplemented  or  modified  from  time  to  time.

     "Hazardous  Material"  means  any  substance,  product,  waste,  pollutant,
      -------------------
material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

     "Hedging  Obligations"  of  a  Person means any and all obligations of such
      --------------------
Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collateral protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     "Interest  Period"  means  the  period  commencing,  with  respect  to  any
      ----------------
Eurodollar  Advances, on the date such Eurodollar Advances are made or Converted
      --
from Advances of another Type or, in the case of each subsequent, successive Interest Period applicable to a Eurodollar Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.5 or 6.1
                                                              -----------    ---
hereof, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day; (b) for Revolving Credit Advances, any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) for the Term Loan, any Interest Period which would otherwise extend beyond the Term Loan Maturity Date shall end on the Term Loan Maturity Date; and (d) no more than three (3) Interest Periods shall be in effect at the same time.

     "Interest  Rate  Agreement"  means  any interest rate protection agreement,
      -------------------------
interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement which is designed solely to protect against fluctuations in interest rates and does not increase the Debt of the obligor outstanding at any time (other than as a result of fluctuations in interest rates) under which the Borrower is a party or a beneficiary.

     "Letter  of  Credit" means the Existing Letters of Credit and any letter of
      ------------------
credit  issued  by  the Bank for the account of the Borrower pursuant to Section
                                                                         -------
2.10(a).
  -----

     "Letter  of  Credit  Disbursement"  means a disbursement by the Bank to the
      --------------------------------
beneficiary  of  a  Letter  of  Credit  in connection with a drawing thereunder.

     "Letter  of  Credit  Liabilities"  means,  at  any time, the aggregate face
      -------------------------------
amount  of  all  outstanding  Letters  of  Credit.

     "Letter  of  Credit Request Form" means a certificate, substantially in the
      -------------------------------
form  of  Exhibit  F  hereto,  properly  completed  and  signed  by the Borrower
          ----------
requesting  issuance  of  a  Letter  of  Credit.

     "Lien"  means  any  lien,  mortgage,  security  interest, tax lien, pledge,
      ----
charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

     "Loan  Documents"  means  this  Agreement,  the Notes, the Real Estate Loan
      ---------------
Documents, the Security Documents, the Guaranty, and all promissory notes, security agreements, deeds of trust, assignments, guaranties, and other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

     "Long Term Debt" means any Debt for borrowed money which will not mature or
      --------------
become  due  within  the  next  twelve  (12)  months.

     "Material  Debt"  has  the  meaning  set  forth  in  Section  13.1(j).
      --------------                                      ----------------

     "Maximum Rate" means the maximum rate of interest under applicable law that
      ------------
the Bank may charge the Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to the Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the weekly ceiling described in, and computed in accordance with, Chapter 303 of the Texas Finance Code.

     "Monthly  Payment  Date" means the last Business Day of each calendar month
      ----------------------
of each year, the first of which shall be the first such day after the Closing Date.

     "Multiemployer  Plan" means a multiemployer plan defined as such in Section
      -------------------
3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Notes"  means,  collectively, the Revolving Credit Note, the Term Note and
      -----
the  Real  Estate  Note.

     "Obligated  Party"  means  each  Guarantor  and  any other Person who is or
      ----------------
becomes a party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

     "Obligations"  means  all obligations, indebtedness, and liabilities of the
      -----------
Borrower to the Bank arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of the Borrower under this Agreement and the other Loan Documents and Hedging Obligations, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

     "Operating  Lease"  means  any  lease  (other  than  a lease constituting a
      ----------------
Capital  Lease  Obligation)  of  real  or  personal  property.

     "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation  or  any entity
      ----
succeeding  to  all  or  any  of  its  functions  under  ERISA.
      -

     "Person"  means  any  individual, corporation, business trust, association,
      ------
company,  partnership,  joint  venture, Governmental Authority, or other entity.

     "Plan"  means  any employee benefit or other plan established or maintained
      ----
by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Pledged Shares" means all shares of stock of the Subsidiaries, owned or to
      --------------
be owned by the Borrower or any of the Subsidiaries, and all dividends, cash, stock dividends, instruments and other property from time to time received, receivable by, or otherwise distributed to, the Borrower or any Subsidiary for its account in respect of or in exchange for any or all of such shares.

     "Prime  Rate"  means, at any time, the rate of interest per annum then most
      -----------
recently established by Wells Fargo Bank (Texas), National Association as its prime rate, which rate may not necessarily be the lowest rate of interest charged by Wells Fargo Bank (Texas), National Association to its borrowers. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect without notice to the Borrower at the time of such change in the Prime Rate.

     "Prime Rate Advances" means Advances that bear interest at rates based upon
      -------------------
the  Prime  Rate.

     "Prime  Rate  Margin" means, (a) with respect to the Term Loan, a deduction
      -------------------
of three-fourths of one percent (-0.75%) and (b) with respect to the Revolving Credit Loans, at any time, the following percentage determined by reference to the Funded Debt Ratio then existing:

FUNDED DEBT RATIO                          PERCENTAGE FOR REVOLVING CREDIT LOANS
=================                          =====================================

Less than 2.0 to 1.0                                                      -1.00%
--------------------                                                      ------

2.0 to 1.0 or greater and less than 2.5 to 1.0                            -0.75%
----------------------------------------------                            ------

2.5 to 1.0 or greater and less than 3.0 to 1.0                            -0.50%
----------------------------------------------                            ------

3.0 to 1.0 or greater and less than 3.5 to 1.0                            -0.25%
----------------------------------------------                            ------

3.5 to 1.0 or greater                                                      0.00%
---------------------                                                      -----

     "Principal  Office"  means the Dallas office of the Bank, presently located
      -----------------
at  1445  Ross  Avenue,  Dallas,  Texas.

     "Prior  Lenders"  is  defined  in  the  recitals  to  this  Agreement.
      --------------

     "Prior  Loan Agreement" means that certain Loan Agreement dated December 1,
      ---------------------
1994, among the Borrower and the Prior Lenders, as amended by (i) that certain First Amendment to Loan Agreement dated April 28, 1995, (ii) that certain Second Amendment to Loan Agreement dated November 30, 1995, (iii) that certain Third
Amendment  to  Loan  Agreement  dated June 28, 1996 and (iv) that certain Fourth
Amendment  to  Loan  Agreement  dated  April  1,  1997.

     "Prohibited  Transaction" means any transaction set forth in Section 406 of
      -----------------------
ERISA  or  Section  4975  of  the  Code.

     "Real  Estate  Commitment"  means  the  obligation of the Bank to make Real
      ------------------------
Estate Loan Advances hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding an amount to be determined by the Bank in its sole discretion, as the same may be terminated pursuant to Section 13.2.
                                                                   ------------

     "Real  Estate Loan" means the real estate loan made or to be made hereunder
      -----------------
to  Borrower  pursuant  to  Section  4.1.
                            ------------

     "Real  Estate  Loan  Advance"  means an Advance under the Real Estate Loan.
      ---------------------------

     "Real  Estate  Loan  Documents"  means the Construction Loan Agreement, the
      -----------------------------
Real Estate Note, the Deed of Trust, UCC financing statements and all other instruments, documents and agreements now or hereafter executed and delivered pursuant to or in connection with the Real Estate Loan, as the same may be amended, modified, renewed, extended or supplemented from time to time.

     "Real  Estate  Maturity  Date" means 10:00 A.M. Dallas, Texas time on March
      ----------------------------
___, 2007, or such earlier date and time on which the Real Estate Commitment terminates as provided in this Agreement; provided, however, if such date is not a Business Day, the "Real Estate Maturity Date" shall be the first Business Day following such date.

     "Real  Estate  Note" means the promissory note executed by the Borrower and
      ------------------
payable to the order of the Bank in the aggregate principal amount of the Real Estate Commitment, together with all amendments, modifications, and renewals thereof.

     "Real  Property"  means  the  real  property and interests in real property
      --------------
identified  on Schedule 1.1(b) attached hereto and all improvements and fixtures
               ---------------
thereon  and  all  appurtenances  thereto.

     "Reference  Bank" means Wells Fargo Bank (Texas), National Association.  If
      ---------------
for any reason Wells Fargo Bank (Texas), National Association shall no longer participate in the Eurodollar market, then "Reference Bank" shall thereafter mean such financial institution as the Bank may from time to time specify to the Borrower.

     "Regulation  D" means Regulation D of the Board of Governors of the Federal
      -------------
Reserve  System  as  the  same may be amended or supplemented from time to time.

     "Regulatory  Change"  means  any change after the date of this Agreement in
      ------------------
United States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including the Bank of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Release"  means,  as to any Person, any release, spill, emission, leaking,
      -------
pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property.

     "Remedial  Action"  means  all  actions  required  to (a) clean up, remove,
      ----------------
treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

     "Reportable  Event"  means  any  of the events set forth in Section 4043 of
      -----------------
ERISA.

     "Reserve  Requirement"  means,  for any Eurodollar Advance for any Interest
      --------------------
Period, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency Liabilities" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Advances.

     "Revolving  Credit  Advance"  means  an  Advance under the Revolving Credit
      --------------------------
Loan.

     "Revolving  Credit  Commitment"  means  the  obligation of the Bank to make
      -----------------------------
Revolving Credit Advances hereunder in an aggregate principal amount at any one time outstanding up to but not exceeding Nine Million Five Hundred Thousand Dollars ($9,500,000), as the same may be reduced pursuant to Section 2.8 or
                                                                  -----------
terminated  pursuant  to  Section  2.8  or  13.2.
                          ------------      ----

     "Revolving Credit Loan" means the revolving credit loans made or to be made
      ---------------------
hereunder  to  Borrower  pursuant  to  Section  2.1.
                                       ------------

     "Revolving  Credit  Note"  means  the Fourth Amended and Restated Revolving
      -----------------------
Credit Note executed by the Borrower and payable to the order of the Bank in the aggregate principal amount of the Revolving Credit Commitment, in substantially the form of Exhibit A hereto, together with all amendments, modifications, and
              ---------
renewals  thereof.

     "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970,
      ----
as  amended  from  time  to  time.

     "Security  Agreement"  means  the  Second  Amended  and  Restated  Security
      -------------------
Agreement  executed  by the Borrower and the Guarantors in favor of the Bank, in
      -
substantially  the  form  of  Exhibit  G  hereto,  together with all amendments,
                              ----------
modifications  and  renewals  thereof.

     "Security  Documents"  means,  collectively,  the  Security  Agreement, the
      -------------------
Trademark Security Interest Document, the Deed of Trust, and all other mortgages, deeds of trust, security agreements, assignments, financing statements, and other documents securing the Obligations.

     "Subsidiary"  means  any  corporation  of  which at least a majority of the
      ----------
outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of the Subsidiaries or by the Borrower and one or more of the Subsidiaries.

     "Term  Commitment"  means  the obligation of the Bank to make a single Term
      ----------------
Loan Advance hereunder in a principal amount up to but not exceeding Five Million Dollars ($5,000,000), as the same may be terminated pursuant to Section
                                                                         -------
13.2.
----

     "Term  Loan"  means  the term loan made or to be made hereunder to Borrower
      ----------
pursuant  to  Section  3.1.
              ------------

     "Term Loan Maturity Date" means 10:00 A.M. Dallas, Texas time on March ___,
      -----------------------
2004, or such earlier date and time as provided in this Agreement; provided, however, if such date is not a Business Day, the "Term Loan Maturity Date" shall be the first Business Day following such date.

     "Term  Note" means the promissory note executed by the Borrower and payable
      ----------
to the order of the Bank in the principal amount of the Term Commitment, in substantially the form of Exhibit B hereto, together with all amendments,
                              ----------
modifications  and  renewals  thereof.

     "Termination  Date" means 10:00 A.M. Dallas, Texas time on March 31, 2002,
      -----------------
or such earlier date and time on which the Revolving Credit Commitment terminates as provided in this Agreement; provided, however, if such date is not a Business Day, the "Termination Date" shall be the first Business Day following such date.

     "Trademark  Security  Interest  Document"  means  the  Second  Amended  and
      ---------------------------------------
Restated  Trademark Security Interest Document executed by the Borrower in favor
      -
of  the  Bank,  in substantially the form of Exhibit I hereto, together with all
                                             ---------
amendments,  modifications  and  renewals  thereof.

     "Type" means a type of Advance consisting of either a Prime Rate Advance or
      ----
a  Eurodollar  Advance.

     "UCC" means the Uniform Commercial Code as in effect in the State of Texas.
      ---

     Section  I.2     Other  Definitional  Provisions
                      --------------------------------
  All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

     ARTICLE  II

     Revolving  Credit  Loans
     -----------------------------------

     Section  II.1     Revolving  Credit  Commitment.
                        ----------------     ---------
 Subject to the terms and conditions of this Agreement, the Bank agrees to make one or more additional Revolving Credit Advances to the Borrower from time to time from the Closing Date to and including the Termination Date, provided that the aggregate amount of all Revolving Credit Advances at any time outstanding shall not exceed the amount of the Revolving Credit Commitment minus the Letter of Credit Liabilities. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may borrow, repay, and reborrow hereunder the amount of the Revolving Credit Commitment by means of Prime Rate Advances and Eurodollar Advances and, until the Termination Date, the Borrower may Convert Revolving Credit Advances of one Type into Revolving Credit Advances of another Type. Revolving Credit Advances of each Type made by the Bank shall be made and maintained at the Bank's Applicable Lending Office for Revolving Credit Advances of such Type.

     Section  II.2     Revolving  Credit  Note
                       -----------------------
The obligation of the Borrower to repay the Bank for Revolving Credit Advances and interest thereon shall be evidenced by the Revolving Credit Note. The Revolving Credit Note shall be executed by the Borrower, payable to the order of Bank, in the principal amount equal to the Revolving Credit Commitment as originally in effect, and dated the Closing Date.

     Section  II.3     Repayment  of  Advances
  -----------------    -----------------------
The Borrower shall repay the unpaid principal amount of all Revolving Credit Advances on the Termination Date.

     Section  II.4     Interest.  The unpaid principal
-------------------     --------
amount of the Revolving Credit Advances shall bear interest at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable Rate for any Revolving
Credit Advance shall exceed the Maximum Rate, thereby causing the interest accruing on such Revolving Credit Advance to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Revolving Credit Advance shall not reduce the rate of interest on such Revolving Credit Advance below the Maximum Rate until the aggregate amount of interest accrued on such Revolving Credit Advance equals the aggregate amount of interest which would have accrued on such Revolving Credit Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Revolving Credit
Advances  shall  be  due  and  payable  as  follows:

     (i)     in  the  case  of  all Prime Rate Advances, on each Monthly Payment
Date;

     (ii) in the case of all Eurodollar Advances, on the last day of each Interest Period applicable thereto, and with respect to any Interest Period exceeding three (3) months, on the last day of the third month after the commencement of such Interest Period; and

     (iii)     on  the  Termination  Date.

Notwithstanding the foregoing, all outstanding principal of all Revolving Credit Advances and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

     Section  II.5     Borrowing  Procedure.
    -----------------  --------- -----------
The Borrower shall give the Bank notice by means of an Advance Request Form of each requested Revolving Credit Advance at least one (1) Business Day before the requested date of each Prime Rate Advance and at least three (3) Business Days before the requested date of each Eurodollar Advance, specifying: (a) the requested date of such Revolving Credit Advance (which shall be a Business Day),
(b) the amount of such Revolving Credit Advance, (c) the Type of the Revolving Credit Advance, and (d) in the case of a Eurodollar Advance, the duration of the Interest Period for such Revolving Credit Advance. The Bank at its option may accept telephonic requests for Revolving Credit Advances, provided that such acceptance shall not constitute a waiver of the Bank's right to delivery of an Advance Request Form in connection with subsequent Revolving Credit Advances. Any telephonic request for a Revolving Credit Advance by the Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Bank. Each Eurodollar Advance shall be in the minimum amount of One Hundred Thousand Dollars ($100,000) or an integral multiple of Fifty Thousand Dollars ($50,000). Not later than 1:00 p.m. Dallas, Texas time on the date specified for each Revolving Credit Advance hereunder, and subject to the other terms and conditions of this Agreement, the Bank will make each Revolving Credit Advance available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with the Bank at the Principal Office. All notices by the Borrower under this Section shall be irrevocable and shall be given not later than 10:00 A.M. Dallas, Texas, time on the day which is not less than the number of Business Days specified above for such notice. No more than three (3) Interest Periods shall be in effect at the same time for the Revolving Credit Loans.

     Section  II.6     Use  of  Proceeds.  The
------------------       ---------------
proceeds of Revolving Credit Advances shall be used by the Borrower and the Subsidiaries for working capital in the ordinary course of business and general corporate purposes.

     Section  II.7     Commitment  Fee.  The
-----------------     ----------------
Borrower agrees to pay to the Bank a Commitment Fee (herein so called) on the daily average unused amount of the Revolving Credit Commitment, for the period from and including the date of this Agreement to and including the Termination Date, at the Commitment Fee Rate based on a 360 day year and the actual number of days elapsed. The accrued Commitment Fee shall be payable in arrears on each Monthly Payment Date and on the Termination Date. For the purpose of calculating the Commitment Fee, the Revolving Credit Commitment shall be deemed utilized to the extent of all outstanding Revolving Credit Advances and Letter of Credit Liabilities.

     Section  II.8     Reduction  or  Termination  of  Revolving  Credit
------------------   ----------------------------------------------------
Commitment.  The  Borrower  shall have the right to terminate in whole or reduce
----------
in  part the unused portion of the Revolving Credit Commitment upon at least two
(2) Business Days' prior notice (which notice shall be irrevocable) to the Bank specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided that each partial reduction shall be in the amount of One Hundred Thousand Dollars ($100,000) or an integral multiple of $50,000 in excess thereof and the Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Revolving Credit Advances exceeds the Revolving Credit Commitment (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Revolving Credit Commitment may not be reinstated after it has been terminated or reduced.

     Section  II.9     Letters  of  Credit.
 ------------------      --------------------

     (a) Pursuant to the Prior Loan Agreement and the Existing Loan Agreement, the Bank has issued the Existing Letters of Credit. Subject to the terms and conditions of this Agreement, the Bank agrees to issue one or more additional Letters of Credit for the account of the Borrower or any Subsidiary from time to time from the date hereof to and including the Termination Date; provided, however, the outstanding Letter of Credit Liabilities (including the face amount of the Existing Letter of Credit) shall not at any time exceed an amount equal to the aggregate amount of the Revolving Credit Commitment minus the outstanding Revolving Credit Advances. Each Letter of Credit shall have an initial expiration date not to exceed 365 days from the date of issuance, shall not have an expiration date beyond the Termination Date, shall be payable in Dollars, shall be satisfactory in form and substance to the Bank and shall be issued pursuant to such documents and instruments consistent with this Agreement (including, without limitation, the Bank's standard application for issuance of letters of credit as then in effect) as the Bank may reasonably require. Each Letter of Credit shall be issued on at least five (5) Business Days prior notice from the Borrower to the Bank by means of a Letter of Credit Request Form describing the transaction proposed to be supported thereby and specifying (1) the requested date of issuance (which shall be a Business Day), (2) the face amount of the Letter of Credit, (3) the expiration date of the Letter of Credit,
(4) the name and address of the beneficiary, (5) the conditions permitting the drawing or drawings thereunder and (6) the form of the draft and any other documents required to be presented at the time of any drawing (such request to set forth the exact wording of such documents or to attach copies thereof). Upon fulfillment of the applicable conditions precedent in this Section 2.10(a),
                                                                ---------------
the Bank shall make the applicable Letter of Credit available to the Borrower or, if so requested by the Borrower, to the beneficiary of the Letter of Credit.

     (b) Each Letter of Credit Disbursement shall constitute and be deemed a Revolving Credit Advance (which shall initially be a Prime Rate Advance) by the Bank to the Borrower as of the day and time such Letter of Credit Disbursement is made by the Bank and in the amount of such Letter of Credit Disbursement. The Borrower shall pay to the Bank a letter of credit fee on the outstanding face amount of each Letter of Credit, for the period from and including the date of issuance of such Letter of Credit to the date of its expiration or termination, at a per annum rate equal to the applicable Eurodollar Rate Margin for Revolving Credit Loans based on a 360 day year and the actual number of days elapsed. The accrued letter of credit fee shall be payable in arrears on each Monthly Payment Date and on the Termination Date.

     (c) The obligations of the Borrower to reimburse the Bank for drawings under each Letter of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the other Loan Documents under all circumstances whatsoever, including without limitation the following circumstances:

     (i) Any lack of validity or enforceability of any Letter of Credit or any other Loan Document;

     (ii) Any amendment or waiver of or any consent to departure from any Loan Documents;

     (iii) The existence of any claim, setoff, counterclaim, defense or other rights which Borrower, any Obligated Party, or any other Person may have at any time against the beneficiary of any Letter of Credit, the Bank or any other Person, whether in connection with this Agreement or any other Loan Documents or any unrelated transaction;

     (iv) Any statement, draft, or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

     (v) Payment by the Bank under any Letter of Credit against presentation of a draft or other document which does not comply with the terms of such Letter of Credit; or

     (vi) Any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     (d) The Borrower assumes all risk of the acts or omissions of any beneficiary of any Letter of Credit with respect to its use of any Letter of Credit. Neither the Bank nor any of its affiliates, correspondents, officers or directors shall have any responsibility or liability to the Borrower or any Person for (i) any error, loss, omission, interruption or delay in transmission, dispatch or delivery of any one or more messages or advices in connection with any Letter of Credit, whether transmitted by cable, radio, telegraph, mail or otherwise and despite any cipher or code which may be employed, or (ii) any action, inaction or omission which may be taken or suffered by it or them in good faith or through inadvertence in identifying or failing to identify any beneficiary(ies) or otherwise in connection with any Letter of Credit, or (iii) the validity, sufficiency or genuineness of documents even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged, or (iv) any act, error, neglect or default, omission, insolvency or failure in business of any of the Bank's correspondents, or (v) any failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit, or (vi) if any Letter of Credit is transferrable, the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, or (vii) errors in interpretation of technical terms, or (viii) any consequences arising from causes beyond the control of the Bank. The happening of any one or more of the contingencies referred to in the preceding sentence shall not affect, impair or prevent the vesting of any of the Bank's rights or powers hereunder. If any Letter of Credit (or any Loan Document executed in connection with a Letter of Credit) shall be terminated or revoked by operation of law as to the Borrower or any applicant under any Letter of Credit, or if the payment of any Letter of Credit shall be restrained or attempted to be restrained by court order or any other means, Borrower will indemnify and save the Bank harmless from any and all loss, cost, damage, expense and attorneys' fees which may be suffered or incurred by such Person. In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Bank under or in connection with any Letter of Credit, if taken or omitted in good faith, shall not put the Bank under any resulting liability to the Borrower or any other Person. The Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     ARTICLE  III

     Term  Loan
     ----------------------

     Section  III.1     Term  Commitment.
-------------------     ----------------
Subject to the terms and conditions of this Agreement, the Bank agrees to make the Term Loan in a single Advance to the Borrower in a principal amount up to but not exceeding the amount of the Term Commitment on or before March 31, 2000. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, the Borrower may Convert the Term Loan from one Type into another Type. The Term Loan shall be made and maintained at the Bank's Applicable Lending Office for an Advance of such Type.

     Section  III.2     The  Term  Loan.  The
  ------------------   ---------------
obligation of the Borrower to repay the outstanding amount of the Term Loan shall be evidenced by the Term Note executed by the Borrower, payable to the order of the Bank, in the principal amount of the Term Loan, and dated the date hereof.

     Section III.3     Repayment of Term Loan.
-------------------   -----------------------
 .  The  Borrower  shall  repay  the outstanding principal amount of the Term
----
Loan  in  forty-seven  (47)  equal consecutive installments in the amount of One
---
Hundred  Four  Thousand  One  Hundred Sixty-Six and 67/100 Dollars ($104,166.67)
---
each,  payable  on  each  Monthly  Payment Date, with a final installment in the
---
amount  equal  to  the  outstanding amounts of the Term Loan payable on the Term
---
Loan  Maturity  Date.
---

     Section III.4     Interest.  The unpaid principal
 -----------------     --------
amount of the Term Loan shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest accruing on the Term Loan to be limited to the Maximum Rate, then any subsequent reduction in the Applicable
Rate shall not reduce the rate of interest on the Term Loan below the Maximum Rate until the aggregate amount of interest accrued on the Term Loan equals the aggregate amount of interest which would have accrued on the Term Loan if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Term Loan shall be payable as follows:

     (i)     in  the  case  of  all Prime Rate Advances, on each Monthly Payment
Date;

     (ii) in the case of all Eurodollar Advances, on the last day of each Interest Period applicable thereto, and with respect to any Interest Period exceeding three (3) months, on the last day of the third month after the commencement of such Interest Period; and

     (iii)     on  the  Term  Loan  Maturity  Date.

Notwithstanding the foregoing, any outstanding principal of the Term Loan and (to the fullest extent permitted by law) any other amount payable by the Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

     Section III.5     Borrowing Procedure.
--------------------     -------------------
The Borrower shall give the Bank at least three (3) Business Days' prior notice of the Term Loan by means of an Advance Request Form containing the information required therein. Subject to the terms and conditions of this Agreement, the Term Loan shall be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower (designated by the Borrower) maintained with the Bank at the Principal Office.

     Section  III.6     Use  of  Proceeds.  The
    -----------------     ---------------
proceeds of the Term Loan shall be used by the Borrower to provide financing for certain assets owned by the Borrower and used in the operations of the Borrower's business.

     ARTICLE  IV

     Real  Estate  Loan
     ------------------

     Section  IV.1     Real  Estate  Loan Commitment
------------------------------------------------------
Subject to the terms and conditions of this Agreement and the Real Estate Loan Documents, the Bank agrees to make one or more Real Estate Loan Advances to the Borrower from time to time from the Closing Date to and including December 31, 2001, provided that the aggregate amount of all Real Estate Loan Advances at any time outstanding shall not exceed the lesser of (a) seventy-five percent (75%) of the appraised value of the Real Property as determined by an appraiser satisfactory to Bank or (b) the Real Estate Commitment.

     Section IV.2     The Real Estate Loan.
-------------------     --------------------
The obligation of the Borrower to repay the outstanding amount of the Real Estate Loan shall be evidenced by the Real Estate Note executed by the Borrower, payable to the order of the Bank, in the principal amount of the Real Estate
Commitment. The Real Estate Loan shall bear interest and shall be payable as set forth in the Real Estate Loan Documents.

     Section  IV.3     Use  of  Proceeds.  The
-------------------    ----------------
proceeds of the Real Estate Loan shall be used by the Borrower to provide construction and permanent financing for the Real Property.

     ARTICLE  V

     Payments
     --------
     Section  V.1     Method  of  Payment.  All
--------------------   -----------------
payments of principal, interest, and other amounts to be made by the Borrower under this Agreement and the other Loan Documents shall be made to the Bank at the Principal Office in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 10:00 A.M., Dallas, Texas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each such payment, specify to the Bank the sums payable by the Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Bank may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to Sections 5.2, 5.3 and 5.4 hereof). Whenever any payment under this
             ------------  ---     ---
Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and Commitment Fee, as the case may be.

     Section  V.2     Voluntary  Prepayment.
-----------------     --------------------
The Borrower may, upon at least two (2) Business Days' prior notice to the Bank, voluntarily prepay the Advances in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) prepayment of Eurodollar Advances may give rise to a claim by the Bank for compensation under Section
                                                                         -------
6.6, and (b) each partial prepayment shall be in the principal amount of One Hundred Thousand Dollars ($100,000) or an integral multiple of Fifty Thousand Dollars ($50,000) in excess of One Hundred Thousand Dollars ($100,000). All notices under this Section shall be irrevocable and shall be given not later than 10:00 A.M. Dallas, Texas, time on the day which is not less than the number of Business Days specified above for such notice. If the Borrower fails to specify the application of prepayments, prepayments shall be applied in the following order: (i) first, to Prime Rate Advances under the Revolving Credit Loan and then to Eurodollar Advances under the Revolving Credit Loan (ii) second, to Prime Rate Advances under the Term Loan and then to Eurodollar Advances under the Term Loan; and (iii) third, to Prime Rate Advances under the Real Estate Loan and then to Eurodollar Advances under the Real Estate Loan.

     Section  V.3     Mandatory  Prepayment of Advances.
-----------------     ----------------------------------
  If at any time the outstanding principal amount of (i) all Revolving Credit Advances exceeds the Revolving Credit Commitment or (ii) all Real Estate Loan Advances exceeds the Real Estate Loan Commitment, the Borrower shall prepay the amount of excess plus accrued and unpaid interest on the amount so prepaid. Any such mandatory prepayments shall be applied to such excess in the following order: first to Prime Rate Advances and then to Eurodollar Advances.

     Section  V.4     Withholding  Taxes.  All payments
     ----------        -----------------
by the Borrower of principal of and interest on the Advances and of all fees and other amounts payable under any Loan Document are payable without deduction for or on account of any present or future taxes, duties or other charges levied or imposed by the United States of America or by any political subdivision or taxing authority of or in any of the foregoing through withholding or deduction with respect to any such payments. If any such taxes, duties or other charges are so levied or imposed, the Borrower will pay additional interest or will make additional payments in such amounts so that every net payment of principal of and interest on the Advances and of all other amounts payable by it under any Loan Document, after withholding or deduction for or on account of any such present or future taxes, duties or other charges, will not be less than the amount provided for herein or therein, provided that the Borrower shall have no obligation to pay such additional amounts to the Bank to the extent that such taxes, duties, or other charges are imposed on or measured by the net income of the Bank by any jurisdiction. The Borrower shall furnish promptly to the Bank official receipts evidencing any such withholding or reduction.

     Section  V.5     Computation  of  Interest.
------------------       ---------------------
 Interest on the Advances and all other amounts payable by the Borrower hereunder shall be computed on the basis of a year of 365 days and the actual number of days elapsed (including the first day but excluding the last day), except that interest on the Eurodollar Advances shall be computed on the basis of a year of 360 days.

     ARTICLE  VI

     Special  Provisions  Regarding Eurodollar Advances
----------------------------------------------------------

     Section  VI.1     Conversions and Continuations
---------------------  -----------------------------
The Borrower shall have the right from time to time to Convert all (but not less than all) of an Advance of one Type into an Advance of another Type or to Continue Eurodollar Advances as Eurodollar Advances by giving the Bank written notice at least one (1) Business Day before Conversion into a Prime Rate Advance and at least three (3) Business Days before Conversion into or Continuation of a Eurodollar Advance, specifying: (a) the Conversion or Continuation date, (b) the amount of the Advance to be Converted or Continued,
(c)  in  the  case of Conversions, the Type of Advance to be Converted into, and
(d) in the case of a Continuation of or Conversion into a Eurodollar Advance, the duration of the Interest Period applicable thereto; provided that (i) except for Conversions into Prime Rate Advances, no Conversions shall be made while a Default has occurred and is continuing, and (ii) no more than three (3) Interest Periods shall be in effect at the same time. All notices by the Borrower under this Section shall be irrevocable and shall be given to the Bank not later than 10:00 A.M. Dallas, Texas time on the day which is not less than the number of Business Days specified above for such notice. If the Borrower shall fail to give the Bank the notice as specified above for Continuation or Conversion of a Eurodollar Advance prior to the end of the Interest Period with respect thereto, such Eurodollar Advance shall be Converted automatically into a Prime Rate Advance on the last day of the then current Interest Period for such Eurodollar Advance.

     Section  VI.2     Additional  Costs.
--------------------- -----------------

     (a) The Borrower shall pay directly to the Bank from time to time such amounts as the Bank may determine to be necessary to compensate it for any costs incurred by the Bank which the Bank reasonably determines are attributable to its making or maintaining of any Eurodollar Advances hereunder or its obligation to make any of such Advances hereunder, or any reduction in any amount receivable by the Bank hereunder in respect of any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:
                 ----------------

     (i) changes the basis of taxation of any amounts payable to the Bank under this Agreement or the Notes in respect of any of such Advances (other than taxes imposed on the overall net income of the Bank or its Applicable Lending Office for any of such Advances by the jurisdiction in which the Bank has its principal office or such Applicable Lending Office);

     (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, the Bank (including any of such Advances or any deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof); or
                                        ------------

     (iii) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.

The Bank will notify the Borrower of any event occurring after the date of this Agreement which will entitle the Bank to compensation pursuant to this Article
                                                                         -------
VI  as promptly as practicable after it obtains knowledge thereof and determines
 -
to request such compensation (provided that any claim by the Bank for compensation pursuant to this Article VI shall be made within ninety (90) days
                                ----------
after the initial occurrence of the event giving rise to such claim), and will designate a different Applicable Lending Office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of the Bank, violate any law, rule, or regulation or be in any way disadvantageous to the Bank, provided that the Bank shall have no obligation to so designate an Applicable Lending Office located in the United States of America. The Bank will furnish the Borrower with a certificate setting forth the basis and the amount of each request of the Bank for compensation under this Section 6.2(a). If the Bank
                                                    --------------
requests  compensation from the Borrower under this Section 6.2(a), the Borrower
                                                    --------------
may, by notice to the Bank suspend the obligation of the Bank to make or Continue making, or Convert Advances into, Advances of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 6.5
                                                                     -----------
hereof  shall  be  applicable).

     (b)     Without  limiting  the  effect  of the foregoing provisions of this
Section  6.2,  in  the  event that, by reason of any Regulatory Change, the Bank
   ---------
either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Bank which includes deposits by reference to which the interest rate on Eurodollar Advances is determined as provided in this Agreement or a category of extensions of credit or other assets of the Bank which includes Eurodollar Advances or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if the Bank so elects by notice to the Borrower, the obligation of the Bank to make or Continue making, or Convert Advances into, Advances of such Type hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 6.5 hereof shall be applicable).
                ------------

     (c)     Determinations  and  allocations  by  the Bank for purposes of this
Section  6.2  of the effect of any Regulatory Change on its costs of maintaining
   ---------
its obligations to make Advances or of making or maintaining Advances or on amounts receivable by it in respect of Advances, and of the additional amounts required to compensate the Bank in respect of any Additional Costs, shall be conclusive, provided that such determinations and allocations are made in good faith and on a reasonable basis and without duplication of the Reserve Requirement.

     Section VI.3     Limitation on Types of Advances
-------------------   -------------------------------
Anything herein to the contrary notwithstanding, if with
respect to any Eurodollar Advances for any Interest Period therefor, the Bank determines (which determination shall be conclusive if made in good faith) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.1 hereof are not being provided in
                                    -----------
the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Advances as provided in this Agreement, then the Bank shall give the Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Bank shall be under no obligation to make additional Eurodollar Advances or to Convert Prime Rate Advances into Eurodollar Advances and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Advances, either prepay such Eurodollar Advances or Convert such Eurodollar Advances into Prime Rate Advances in accordance with the terms of this Agreement. The Bank shall be deemed to have acted in good faith under this
Section  6.3  if  the  Bank  is  giving notice to its customers generally of the
------------
occurrence  of  either  of  the  conditions  specified  in  this  Section  6.3.
-----                                                             ------------

     Section  VI.4     Illegality.  Notwithstanding
-------------------    -----------
any other provision of this Agreement, in the event that it becomes unlawful for the Bank or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Advances hereunder or (b) maintain Eurodollar Advances hereunder, then the Bank shall promptly notify the Borrower thereof and the Bank's obligation to make or maintain Eurodollar Advances and to Convert Prime Rate Advances into Eurodollar Advances hereunder shall be suspended until such time as the Bank may again make and maintain Eurodollar Advances (in which case the provisions of Section 6.5 hereof shall be applicable).
                ------------

     Section  VI.5     Treatment  of Affected Advances.
----------------------  ------------------------------
If the Eurodollar Advances of the Bank (such Eurodollar
Advances  being  hereinafter  called  "Affected  Advances")  are to be Converted
                                       ------------------
pursuant  to  Section  6.2  or 6.4 hereof, the Bank's Affected Advances shall be
              ------------     ---
automatically Converted into Prime Rate Advances on the last day(s) of the then current Interest Period(s) for the Affected Advances (or, in the case of a Conversion required by Section 6.2(b) or 6.4 hereof, on such earlier date as the
                       --------------    ---
Bank may specify to the Borrower), and, unless and until the Bank gives notice as provided below that the circumstances specified in Section 6.2 or 6.4 hereof
                                                       -----------    ---
which  gave  rise  to  such  Conversion  no  longer  exist:

     (a) To the extent that the Bank's Affected Advances have been so Converted, all payments and prepayments of principal which would otherwise be applied to the Bank's Affected Advances shall be applied instead to its Prime Rate Advances; and

     (b) All Advances which would otherwise be made or Continued by the Bank as Eurodollar Advances shall be made as or Converted into Prime Rate Advances and all Advances of the Bank which would otherwise be Converted into Eurodollar Advances shall remain as Prime Rate Advances.

     Section  VI.6     Compensation.  The Borrower
----------------------  ------------
shall pay to the Bank, upon the request of the Bank, which request shall be made within one hundred eighty (180) days after the occurrence of any event specified in subsection (a) or (b) below, such amount or amounts as shall be sufficient
    ---------------     ---
(in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred by it as a result of:

     (a) Any payment, prepayment or Conversion of a Eurodollar Advance for any reason (including, without limitation, the acceleration of the outstanding Advances pursuant to Section 13.2) on a date other than the last day of an
                        -------------
Interest  Period  for  such  Eurodollar  Advance;  or

     (b) Any failure by the Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in Article VIII to
                                                                 ------------
be satisfied) to borrow, Convert, or prepay a Eurodollar Advance on the date for such borrowing, Conversion, or prepayment, specified in the relevant notice of borrowing, prepayment, or Conversion under this Agreement.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or Converted or not borrowed for the period from the date of such payment, Conversion, or failure to borrow to the last day of the Interest Period for such Eurodollar Advance (or, in the case of a failure to borrow, the Interest Period for such Eurodollar Advance which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Eurodollar Advance provided for herein minus (ii) the interest component of the amount the Bank would have bid in the London interbank market.

     Section  VI.7     Capital  Adequacy.  If,
---------------------- ----------------
after the date hereof, the Bank shall have determined in good faith that the adoption or implementation of any applicable law, rule, or regulation regarding capital adequacy (including, without limitation, any law, rule, or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by the Bank (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on the Bank's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which the Bank (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within ten (10) Business Days after demand by the Bank, the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank (or its parent) for such reduction; provided that any claim by the Bank for compensation pursuant to this Section 6.7 shall be made within ninety (90) days
                               -----------
after the initial occurrence of the event giving rise to such claim. A certificate of the Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made in good faith and on a reasonable basis. In determining such amount or amounts, the Bank may use any reasonable averaging and attribution methods.

     ARTICLE  VII

     Security
     ----------

     Section  VII.1     Collateral.  Borrower hereby
  --------------------- ----------
acknowledges, agrees and confirms that, as continuing security for the full and complete payment and performance of the Obligations, the Security Documents grant to the Bank a Lien in the collateral described below (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "Collateral").
                                                                   ----------

     (a) Borrower shall grant to the Bank a first priority lien on the Real Property and shall assign to the Bank all present and future rents, leases, and profits relating to the Real Property, pursuant to the Deed of Trust.

     (b) Each of the Borrower and the Guarantors have previously granted to the Bank a first priority security interest in all of its accounts, accounts receivable, equipment, machinery, fixtures, inventory, chattel paper, documents, instruments, the Pledged Shares, and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the Security Agreement and subject to exceptions set forth therein.

     (c) Each of the Borrower and the Guarantors have previously executed or shall execute and cause to be executed such further documents and instruments, including without limitation, Uniform Commercial Code financing statements and trademark security interest documents, as the Bank, in its reasonable discretion, deems necessary or desirable to evidence and perfect its Liens and security interests in the Collateral.

     Section  VII.2     Existing  Liens  to  Continue.
--------------------    -----------------------------
Borrower hereby acknowledges, agrees and confirms that the Liens previously granted to the Bank shall continue and survive the execution and delivery of this Agreement, and all of the rights granted to the Bank pursuant to the Security Documents shall also continue and survive the execution and delivery of this Agreement and the other Loan Documents executed in connection herewith; provided, however, to the extent there is any conflict, of whatever nature, between the conditions, terms and provisions of the Security Documents and this Agreement and the other Loan Documents executed in connection herewith, this Agreement and such new Loan Documents shall govern, prevail and control any such conflict or inconsistency.

     Section  VII.3     Setoff.  If an Event of Default
--------------------   ------
shall have occurred and is continuing, the Bank is hereby authorized at any time and from time to time, without prior notice to the Borrower (any such notice being hereby expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Notes, or any other Loan Document, irrespective of whether or not the Bank shall have made any demand under this Agreement or the Notes, or such other Loan Document and although such obligations may be unmatured. The Bank agrees promptly to notify the Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of the Bank hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have.

     Section  VII.4     Guaranty.  The  Obligations  have been
    -------------      --------
and shall continue to be unconditionally guaranteed in whole or in part by each of the Subsidiaries (other than the Foreign Subsidiaries) pursuant to the Guaranty.

     ARTICLE  VIII

     Conditions  Precedent  and Closing
     ----------------------------------

     Section  VIII.1     Conditions  Precedent  to  Initial  Advance
---------------------    -------------------------------------------
The obligation of the Bank to renew
and extend the Existing Loans and to make the initial Advance hereunder is subject to the condition precedent that the Bank shall have received on or before the Closing Date all of the following, each dated (unless otherwise indicated) the Closing Date, in form and substance satisfactory to the Bank:

     (a)     Resolutions.  (i)  Resolutions  of  the  Board  of Directors of the
             -----------
Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by the Borrower of this Agreement and the other Loan Documents to which the Borrower is or is to be a party; and (ii) resolutions of the Board of Directors of each Guarantor certified by its Secretary or Assistant Secretary which authorize the execution, delivery and performance by the Guarantor of the Guaranty and the other Loan Documents to which such Guarantor is or is to be a party.

     (b)     Incumbency  Certificate.  (i) A certificate of incumbency certified
             -----------------------
by the Secretary or an Assistant Secretary of the Borrower certifying the names of the officers of the Borrower authorized to sign this Agreement and each of the other Loan Documents to which the Borrower is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers; and (ii) a certificate of incumbency certified by the Secretary or an Assistant Secretary of such Guarantor certifying the names of the officers of such Guarantor authorized to sign the Loan Documents to which such Guarantor is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers.

     (c)     Articles  of  Incorporation.  (i)  The articles of incorporation of
             ---------------------------
the Borrower certified by the Secretary of State of the state of incorporation of the Borrower and dated within ten (10) days prior to the Closing Date; and
(ii) the articles of incorporation of each Subsidiary certified, in the case of each Guarantor only, by the Secretary of State of the jurisdiction of incorporation of such Subsidiary and dated within ten (10) days prior to the Closing Date.

     (d)     Bylaws.  (i)  The bylaws of the Borrower certified by the Secretary
             ------
or an Assistant Secretary of the Borrower; and (ii) the bylaws of each Subsidiary certified by the Secretary or an Assistant Secretary of such Subsidiary.

     (e)     Governmental  Certificates.  (i)  Certificates  of  the appropriate
             --------------------------
government officials of the state of incorporation of the Borrower as to the existence and good standing of the Borrower, each dated within ten (10) days prior to the date of the Closing Date; and (ii) certificates of the appropriate government officials of the jurisdiction of incorporation of each Guarantor as to the existence of good standing of such Guarantor, each dated within ten (10) days prior to the Closing Date.

     (f)     Revolving Credit Note and the Term Note.  The Revolving Credit Note
             ---------------------------------------
and  the  Term  Note  executed  by  the  Borrower.

     (g)     Security  Agreement.  The  Security Agreement, duly executed by the
             -------------------
Borrower  and  the  Guarantors.

     (h)     Amendments  to  Other  Security  Documents.  Amendments  to  other
             ------------------------------------------
Security Documents as may be necessary in order to preserve and perfect the Bank's first priority Lien in the Collateral.

     (i)     Guaranty.  The  Guaranty  duly  executed  by  the  Guarantors.
             --------

     (j)     Amendment  to  Trademark Document.  The Trademark Security Interest
             ---------------------------------
Document,  duly  executed  by  the  Borrower.

     (k)     Pledged  Shares.  Certificates  evidencing  the  Pledged  Shares,
             ---------------
accompanied by appropriate stock powers duly executed in blank by the Borrower or the applicable Guarantor.

     (l)     Certain Leases.  A certificate executed by an Authorized Officer of
             --------------
the Borrower certifying that attached thereto are true and complete copies of the leases covering each of the office or warehouse facilities leased by the Borrower.

     (m)     Landlord  Waivers.  Landlord  waivers  executed  by the landlord of
             -----------------
each  location  leased  by  the  Borrower  or  any  Guarantor.

     (n)     Insurance Policies.  Evidence of all insurance policies required by
             ------------------
Section  10.5, together with loss payable endorsements in favor of the Bank with
-------------
respect  to  all  insurance  policies  covering  Collateral.

     (o)     Opinion  of  Counsel.  A  favorable opinion of Akin, Gump, Strauss,
             --------------------
Hauer & Feld, L.L.P., legal counsel to the Borrower and the Guarantors, as to the matters set forth in Exhibit D hereto, and such other matters as the Bank
                            ---------
may  reasonably  request.

     (p)     Attorneys' Fees and Expenses.  Evidence that the costs and expenses
             ----------------------------
(including  reasonable  attorneys'  fees)  referred  to  in Section 14.1, to the
                                                            ------------
extent  incurred,  shall  have  been  paid  in  full  by  the  Borrower.

     (q)     Facility  Fee.  Evidence that the Facility Fee shall have been paid
             -------------
in  full  by  the  Borrower.

     (r)     Interest  and  Fees.     Evidence that all accrued interest and the
             -------------------
commitment fee through the Closing Date with respect to the Existing Loans have been paid in full by the Borrower.

     (s)     Additional  Documentation.     Such additional approvals, opinions,
             -------------------------
or documents as the Bank or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

     Section  VIII.2     Conditions Precedent to Real Estate Loan Advances
------------------------  ------------------------------------------------
The obligation of the Bank
to make any Real Estate Loan Advance is subject to the following additional conditions precedent:

     (a)     Real  Estate  Loan  Documents.  The  Real  Estate  Loan  Documents
             -----------------------------
executed  by  the  Borrower,  in  form  and  substance satisfactory to the Bank.

     (b)     Mortgagee Title Insurance Policy.  A paid mortgagee policy of title
             --------------------------------
insurance in an amount acceptable to the Bank insuring that the Deed of Trust creates in favor of the Bank a first priority lien on the Real Property. The mortgagee policy of title insurance shall have been issued at the Borrower's expense by a title insurance company acceptable to the Bank, shall show a state of title and exceptions thereto, if any, acceptable to the Bank, and shall contain such endorsements as may be required by the Bank;

     ( c)   Easements,  Etc.  Copies  of all recorded easements, rights-of-way,
             ----------------
restrictive covenants, leases, encumbrances, and other documents and instruments filed of record that affect the Real Property, together with evidence satisfactory to the Bank that the Real Property is properly zoned for its intended use;

     (d)     Additional  Documentation.  Such  additional approvals, opinions or
             -------------------------
documents  as  may  be  required  under  the  Construction  Loan  Agreement.

     Section  VIII.3     Conditions  Precedent  to  All  Advances
    --------------------  ---------------------------------------
The obligation of the Bank to make any
Advance (excluding any Continuation or Conversion) is subject to the following additional conditions precedent:

     (a)     Advance  Request Form.  The Bank shall have received, in accordance
             ---------------------
with  Section  2.6,  an  Advance  Request  Form, dated the date of such Advance,
      ------------
executed  by  an  Authorized  Officer  of  the  Borrower;

     (b)     No  Default.  No  Default shall have occurred and be continuing, or
             -----------
would  result  from  such  Advance;

     (c)     Representations  and  Warranties.  All  of  the representations and
             --------------------------------
warranties  contained in Article IX hereof and in the other Loan Documents shall
                         ----------
be true and correct on and as of the date of such Advance with the same force and effect as if such representations and warranties had been made on and as of such date; and

     (d)     Additional  Documentation.  The  Bank  shall  have  received  such
             -------------------------
additional approvals, opinions, or documents as the Bank or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

     Section  VIII.4     Closing.  The  closing  of  the
     ------ -------      -------
transactions contemplated hereby shall occur no later than March 31, 2000, at 10:00 A.M. (Dallas, Texas time), or such later date and time as the parties hereto  may  mutually  agree  (the  "Closing  Date") at the offices of Winstead,
                                     -------------
Sechrest & Minick, P.C., 5400 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270.

     ARTICLE  IX

     Representations  and  Warranties
     --------------------------------

     To induce the Bank to enter into this Agreement, the Borrower represents and warrants to the Bank as follows:

     Section  IX.1     Corporate  Existence.
----------------------  -------------------
The Borrower and each Subsidiary (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. The Borrower has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

     Section IX.2     Financial Statements.
-------------------   --------------------
The Borrower has delivered to the Bank audited consolidated financial statements of the Borrower and its Subsidiaries as at and for the fiscal year ended June 30, 1999, and unaudited consolidated financial statements of the Borrower and its Subsidiaries for the six (6) month period ended December 31, 1999. Such financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of the Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. To the best of Borrower's knowledge, neither the Borrower nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments required by GAAP to be reflected in such financial statements except as reflected in such financial statements. To the best of Borrower's knowledge, there has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any of its Subsidiaries since the effective date of the most recent financial statements referred to in this Section.

     Section  IX.3     Corporate  Action;  No  Breach.
 ---------------------  ------------------------------
The execution, delivery, and performance by the Borrower of
this Agreement and the other Loan Documents to which the Borrower is or may become a party, the execution, delivery and performance by the Guarantors of the Guaranty and the other Loan Documents to which they are or may become a party, and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of the Borrower and the Guarantors and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or bylaws of the Borrower or any of the Guarantors, (ii) any applicable law, rule, or regulation or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any agreement or instrument to which the Borrower or any of the Guarantors is a party or by which any of them or any of their property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien (except as provided in Article VII) upon any of the revenues or assets of the
                          -----------
Borrower  or  any  Guarantor.

     Section  IX.4     Operation  of  Business
 -------------------    ------------------------
Business. The Borrower and each of its Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, service marks and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and the Borrower and each of its Subsidiaries are not in violation of any valid rights of others with respect to any of the foregoing. Schedule 9.4 identifies
                                                         ------------
all trademarks, trade names, service marks, copyrights, patents and applications for any of the foregoing owned by or issued to the Borrower or any of the
Subsidiaries and includes the name under which the rights are claimed, and the dates of issuance or application, as the case may be. Except as set forth on
Schedule  9.4,  neither the Borrower nor any Subsidiary pays any royalty for the
  -----------
use  of  such  trademarks,  trade  names, service marks, copyrights, patents and applications, and Borrower has the exclusive right to bring actions for the infringement thereof. No product made or sold by the Borrower or any Subsidiary violates any license granted to the Borrower or such Subsidiary or, to the best of Borrower's knowledge, infringes any trademark, trade name, service mark, copyright or patent of another. There is no pending nor, to be best of Borrower's knowledge, threatened claim of litigation against the Borrower or any Subsidiary contesting its right to use any of the trademarks, trade names and service marks or the validity of any of the copyrights and patents listed on
Schedule  9.4  or  asserting  the  misuse  thereof.
-------------

     Section  IX.5     Litigation  and  Judgments
------------------       ------------------------
Except as disclosed on Schedule 9.5 hereto, Borrower has no knowledge of any action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending or threatened against or affecting the Borrower or any Subsidiary, that would, if adversely determined, have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary or the ability of the Borrower to pay and perform the Obligations. There are no outstanding judgments against the Borrower or any Subsidiary.

     Section  IX.6     Rights  in  Properties;  Liens
------------------  -----------------------------------
The Borrower and each Subsidiary have good and indefeasible
title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in Section 9.2, and, to the best
                                                   -----------
of Borrower's knowledge, none of the properties, assets, or leasehold interests of the Borrower or any Subsidiary is subject to any Lien, except as permitted by
Section  11.2.
-------------

     Section  IX.7     Enforceability.  This
------------------     -----------------
Agreement constitutes, and the other Loan Documents to which the Borrower or any Guarantor is party, when delivered, shall constitute the legal, valid, and binding obligations of the Borrower or such Guarantor, enforceable against the Borrower or such Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

     Section  IX.8     Approvals.  No  authorization,
--------------------   ---------
approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by the Borrower of this Agreement and by the Borrower or any Guarantor of the other Loan Documents to which the Borrower or such Guarantor, as applicable, is or may become a party or for the validity or enforceability thereof.

     Section  IX.9     Debt.  The  Borrower  and  its
 -----------------     ----
Subsidiaries  have  no  Debt,  except  as  permitted  under  Section  11.1.
                                                             -------------

     Section  IX.10     Taxes.  The  Borrower and each Subsidiary
       -----  -----
have filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid, subject to any matters being contested in good faith by appropriate proceedings, all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable. The Borrower knows of no pending investigation of the Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of the Borrower or any Subsidiary.

     Section  IX.11     Use  of Proceeds; Margin Securities
----------------------    ---------------------------------
Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

     Section  IX.12     ERISA.  The  Borrower  and  each
-------------------     -----
Subsidiary are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan with the result that there is an unfunded liability currently or prospectively owed by Borrower or any Subsidiary. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. Neither the Borrower nor any ERISA Affiliate has completely or partially withdrawn from a Multiemployer Plan. The Borrower and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan do not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of the Plan and in accordance with ERISA. Neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

     Section  IX.13     Disclosure.  No  statement,
     ----------          ----------
information, report, representation, or warranty made by the Borrower in this Agreement or in any other Loan Document or furnished to the Bank by the Borrower or any Guarantor in connection with this Agreement or any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, when taken as a whole, not misleading. There is no fact known to the Borrower which has a material adverse effect, or which in the future could reasonably be expected to have a material adverse effect, on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary that has not been disclosed in writing to the Bank.

     Section IX.14     Subsidiaries.  The Borrower
-------------------    ------------
has  no  Subsidiaries  other  than  those  listed  on  Schedule 9.14 hereto, and
                                                       -------------
Schedule  9.14  sets  forth the jurisdiction of incorporation of each Subsidiary
       -------
and the percentage of the Borrower's ownership of the outstanding voting stock of each Subsidiary. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable.

     Section  IX.15     Agreements.  Neither  the
--------------------     ----------
Borrower nor any Subsidiary is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary, or the ability of the Borrower to pay and perform its obligations under the Loan Documents to which it is a party. Neither the Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

     Section  IX.16     Compliance  with  Laws     Compliance with
----------------------  --------------------------
Laws.  Neither  the  Borrower nor any Subsidiary is in violation in any material
   -
respect of any law, rule, regulation, order, or decree of any Governmental Authority or arbitrator, the violation of which would or could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects or properties of the Borrower or any Subsidiary.

     Section  IX.17     Inventory.  All inventory of
---------------------  -----------
the Borrower and any Subsidiary has been and will hereafter be produced in compliance with all applicable laws, rules, regulations, and governmental standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. 201-219), and the regulations promulgated thereunder.

     Section  IX.18     Investment  Company  Act
---------------------   --------------------------
Neither the Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     Section  IX.19     Public  Utility  Holding  Company  Act
--------------------------------------------------------------
Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section  IX.20     Environmental  Matters.
---------------------   -------------------------
Except  as  disclosed  on  Schedule  9.20  hereto:
     (a) The Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in full compliance with all Environmental Laws. The Borrower is not aware of, nor has the Borrower received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Borrower and the Subsidiaries with all Environmental Laws;

     (b) The Borrower and each Subsidiary have obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and the Borrower and its Subsidiaries are in compliance with all of the terms and conditions of such permits;

     (c) No Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the properties or assets of the Borrower or any Subsidiary. The use which the Borrower and the Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets, except for the handling, storage, use, transportation, or generation of materials and products used, produced or generated in the business of food preparation, processing, packaging, warehousing, transportation and restaurant operations including, without limitation, chemicals for processing or preserving food products, chemicals and other substances used for building and grounds maintenance, disinfectants, pesticides, cleaning agents, motor fuels, lubricants, processing by-products and food wastes, all of which have been stored, used, transported and generated in compliance with all Environmental Laws;

     (d) Neither the Borrower nor any of its Subsidiaries nor any of their respective currently owned or leased properties or operations is subject to any outstanding or, to the best of its knowledge, threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to (i) failure to comply with Environmental Laws, (ii) Remedial Action, or (iii) any Environmental Liabilities arising from a Release or threatened Release;

     (e) There are no conditions or circumstances associated with the currently owned or leased properties or operations of the Borrower or any of its Subsidiaries that could reasonably be expected to give rise to any Environmental Liabilities;

     (f) Neither the Borrower nor any of its Subsidiaries is a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., regulations thereunder or any
                                        --------
comparable  provision  of  state  law;

     (g) Neither the Borrower nor any of its Subsidiaries has filed or failed to file any notice required under applicable Environmental Law reporting a Release; and

     (h) To the best of Borrower's knowledge, no Lien arising under any Environmental Law has attached to any property or revenues of the Borrower or its Subsidiaries.

     ARTICLE  X

     Positive  Covenants
-------------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Bank has any Commitment hereunder, the Borrower will perform and observe the following positive covenants:

     Section  X.1     Reporting  Requirements
                      -------------------------
The  Borrower  will  furnish  to  the  Bank:
     (a)     Annual  Financial  Statements.  As  soon  as  available, and in any
             -----------------------------
event within one hundred twenty (120) days after the end of each fiscal year of the Borrower, beginning with the fiscal year ending in June of 2000, (i) a copy of the annual audit report of the Borrower and the Subsidiaries for such fiscal year containing, on a consolidated and (to the extent required by GAAP) consolidating basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by PriceWaterhouseCoopers, or other independent certified public accountants of recognized standing acceptable to the Bank, to the effect that such report has been prepared in accordance with GAAP; and (ii) a certificate of such independent certified public accountants to the Bank (A) stating that to their knowledge no Default has occurred and is continuing, or if in their opinion a Default has occurred and is continuing, a statement as to the nature thereof, and (B) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith;

     (b)     Quarterly  Financial  Statements.  As soon as available, and in any
             --------------------------------
event within sixty (60) days after the end of each of the first three (3) quarters of each fiscal year of the Borrower, a copy of an unaudited financial report of the Borrower and the Subsidiaries as of the end of such fiscal quarter and for the portion of the fiscal year then ended, containing, on a consolidated and (to the extent required by GAAP) consolidating basis, balance sheets and statements of income, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by an Authorized Officer of the Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to the absence of footnotes and year-end audit adjustments) the financial condition and results of operations of the Borrower and the Subsidiaries, on a consolidated and (to the extent required by GAAP) consolidating basis, at the date and for the periods indicated therein;

     (c)     Quarterly  Calculations.  As  soon  as  available, and in any event
             -----------------------
within sixty (60) days after the end of each fiscal quarter of the Borrower, (i) a certificate of an Authorized Officer of the Borrower in substantially the form of Exhibit E hereto (A) stating to the best of such officer's knowledge, no
    ----------
Default  has  occurred  and  is  continuing, or if a Default has occurred and is
   -
continuing, a statement as to the nature thereof and the action that is proposed
   -
to be taken with respect thereto, and (B) showing in reasonable detail the most recent calculations demonstrating compliance with Article XII and (ii) if
                                                       ------------
applicable,  the  notice  required  under  the  definition  of  "Eurodollar Rate
Margin";

     (d)     Certificate  of No Default.  Concurrently with the delivery of each
             --------------------------
of  the financial statements referred to in subsection 10.1(a), a certificate of
                                            ------------------
an  Authorized  Officer  of  the Borrower in substantially the form of Exhibit E
                                                                       ---------
hereto (i) stating that to the best of such officer's knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the most recent calculations demonstrating compliance with Article XII;
                                               ------------

     (e)     Management Letters.  As soon as practicable and in any event within
             ------------------
five (5) days after receipt thereof, a copy of any management letter or written report submitted to the Borrower or any Subsidiary by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary;

     (f)     Notice  of  Litigation.  Promptly  after  the commencement thereof,
             ----------------------
notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting the Borrower or any Subsidiary which, if determined adversely to the Borrower or such Subsidiary, is likely to result in liability, over and above any portion covered by insurance, in excess of $500,000;

     (g)     Notice  of Default.  As soon as practicable and in any event within
             ------------------
five (5) days after the Borrower knows or has reason to know of the occurrence of any Default, a written notice setting forth the details of such Default and the action that the Borrower has taken and proposes to take with respect thereto;

     (h)     ERISA Reports.  As soon as practicable and in any event within five
             -------------
(5) days after the filing or receipt thereof, copies of all reports, including annual reports, reports of Reportable Events, and material notices which the Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as practicable and in any event within five (5) days after the Borrower or any Subsidiary knows or has reason to know that any Prohibited Transaction has occurred with respect to any Plan or that the PBGC or the Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the Authorized Officer of the Borrower setting forth the details as to such Prohibited Transaction or Plan termination and the action that the Borrower proposes to take with respect thereto;

     (i)     Notice  of  Material Adverse Change.  As soon as practicable and in
             -----------------------------------
any event within five (5) days after the Borrower knows or has reason to know of the occurrence thereof, written notice of any matter that is likely to have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of the Borrower or any Subsidiary;

     (j)     Proxy  Statements,  Etc.  As  soon  as  available, one copy of each
             ------------------------
financial statement, report, notice or proxy statement sent by the Borrower or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, registration statement, or prospectus filed by the Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency; and

     (k)     General  Information.  As  soon  as  practicable,  such  other
             --------------------
information concerning the Borrower or any Subsidiary as the Bank may from time to time reasonably request.

     Section  X.2     Maintenance  of  Existence; Conduct of Business.
 -----------------       --------------------------------------------
The Borrower will preserve and
maintain, and will cause each Subsidiary to preserve and maintain, its corporate existence and all of its material leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business. The Borrower will conduct, and will cause each Subsidiary to conduct, its business in an orderly and efficient manner in accordance with good business practices.

     Section  X.3     Maintenance  of  Properties
-------------------  -------------------------------
Properties. The Borrower will maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its material properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.
   -

     Section  X.4     Taxes  and  Claims.  The
---------------------  -----------------
Borrower will pay or discharge, and will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

     Section  X.5     Insurance.  The  Borrower  will
-------------------   ---------
maintain, and will cause each of the Subsidiaries to maintain, insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Borrower and the Subsidiaries operate, provided that in any event the Borrower will maintain and cause each Subsidiary to maintain workmen's compensation insurance (or utilize legally available alternatives to such insurance), property insurance, comprehensive general liability insurance, products liability insurance, and business interruption insurance reasonably satisfactory to the Bank. The Borrower will provide evidence of all such insurance to the Bank, and all such insurance must be reasonably satisfactory to the Bank. Each insurance policy covering Collateral shall name the Bank as an additional loss payee and shall provide that such policy will not be cancelled or reduced without thirty
(30)  days'  prior  written  notice  to  the  Bank.

     Section X.6     Inspection Rights.  At any
------------------   -----------------
reasonable time and from time to time, the Borrower will permit, and will cause each Subsidiary to permit, representatives of the Bank to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, employees, and independent certified public accountants. Without limiting the generality of the foregoing, the Borrower will permit, and will cause each Subsidiary to permit, representatives of the Bank to conduct semi-annual field audits, the cost of which will be borne by the Borrower in an amount not to exceed $10,000 annually.

     Section  X.7     Keeping Books and Records.
                      ---------------------------
The Borrower will maintain, and will cause each Subsidiary to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

     Section  X.8     Compliance  with Laws.
--------------------- --------------------
The Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.

     Section  X.9     Compliance  with Agreements
------------------     --------------------------
The Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

     Section  X.10     Further  Assurances.
---------------------  -------------------
The Borrower will, and will cause each Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Bank to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve, and perfect the Liens of the Bank in the Collateral.

     Section  X.11     ERISA.  The  Borrower will comply,
------------------     -----
and will cause each Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

     Section  X.12     Change  of Control.  As soon as
------------------      -----------------
possible and in any event within five (5) days after the Borrower knows or has reason to know that a Change of Control has occurred or is contemplated, the Borrower shall give the Bank notice thereof and shall offer to accelerate payment of all the Obligations. The Bank shall have fifteen (15) days after its receipt of such notice to notify the Borrower of its desire to accelerate payment of all the Obligations, in which event the Borrower shall pay the Obligations in full within thirty (30) days after the later of (a) the Bank's notice to the Borrower of its desire to accelerate payment or (b) the occurrence of the Change of Control. Notwithstanding the foregoing, the Bank agrees not to exercise its right to accelerate payment of the Obligations pursuant to a Change of Control which results from C. Jeffrey Rogers ceasing to be the chief executive officer, provided that Ronald Parker assumes and remains in the position of chief executive officer of the Borrower.

     Section X.13     Interest Rate Protection.
-------------------  ------------------------
The Borrower will, within one hundred twenty (120) days after the Closing Date and at all times thereafter, cause at least fifty percent (50%) of the aggregate outstanding principal amount of the Term Loan and the Real Estate Loan to be either (a) subject to a fixed interest rate or (b) subject to Interest Rate Agreements with the Bank and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000 on terms satisfactory to the Bank.

     ARTICLE  XI

     Negative  Covenants
     -------------------

     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or the Bank has any Commitment hereunder, the Borrower will perform and observe the following negative covenants:

     Section  XI.1     Debt.  The Borrower will not incur,
-----------------     ----
create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Debt, except:

     (a)     Debt  to  the  Bank  pursuant  to  the  Loan  Documents;

     (b)     Existing  Debt described on Schedule 11.1 hereto and any renewal or
                                         -------------
extension  thereof  which  does not increase the outstanding amount thereof; and

     (c) Debt of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or another Subsidiary; and

     (d) Capital Lease Obligations and/or purchase money Debt for purchases of equipment in the ordinary course of business not exceeding $2,250,000 in the aggregate at any one time.

     Section  XI.2     Limitation  on Liens.
---------------------   ------------------
The Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except:

     (a)     Liens  disclosed  on  Schedule  11.2  hereto;
                                   --------------

     (b)     Liens  in  favor  of  the  Bank;

     (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of the Borrower or the Subsidiaries to use such assets in their respective businesses;

     (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

     (e) Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens (including statutory landlord's Liens) securing obligations that are not yet due and are incurred in the ordinary course of business;

     (f) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs, to secure the performance of reinsurance agreements or to secure payments to utilities or the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business;

     (g) Purchase money liens, purchase money security interests or title retention arrangements upon or in any equipment acquired or held by the Borrower in the ordinary course of business to secure purchase money indebtedness incurred solely for the purpose of financing the acquisition of such equipment; provided that such purchase money indebtedness does not exceed limitations contained in clause (d) of Section 11.1 hereof; and provided, further, that such
             ----------    ------------
purchase money liens, purchase money security interests or title retention arrangements shall attach only to equipment so acquired and shall not attach to any other Collateral;

     (h) Attachment and judgment Liens not constituting an Event of Default under Section 13(g) or 13(h);
       --------------      -----

     (i) Inchoate Liens arising under ERISA to secure the contingent liability of the Borrower or any Subsidiary; and

     (j) Liens renewing and extending the Liens permitted hereunder, provided that no such Lien is expanded to cover any additional property.

     Section  XI.3     Mergers, Etc..  The Borrower
-------------------   -------------
will not, and will not permit any Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or any substantial part of the business or assets of any Person or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate itself, except that (a) a wholly-owned Subsidiary may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation), (b) the Borrower may purchase or otherwise acquire the assets of existing franchisees or area development rights up to an aggregate amount of $5,000,000 and (c) the Borrower may purchase or otherwise acquire all or any substantial part of the business or assets of any Person upon obtaining the prior written approval of the Bank.

     Section  XI.4     Restricted  Payments.
--------------------     -------------------
The Borrower will not declare or pay any dividends or make any other payment or distribution (whether in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of the Borrower or another Subsidiary, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock; provided that the foregoing restrictions do not prohibit (a) the purchase of common stock of the Borrower in open market transactions, so long as no Default or Event of Default exists at the time of such purchase nor would result after giving effect thereto; (b) dividend payments on any class of capital stock payable solely in shares of capital stock of the Borrower; (c) payments of dividends from any Subsidiary to the Borrower; (d) payments in lieu of taxes to the Borrower or a Subsidiary pursuant to a tax sharing agreement; (e) any exchange of stock not involving any cash consideration pursuant to a stock option plan for employees or directors of the Borrower; (f) payments of cash dividends on any class of capital stock of Borrower so long as no Default or Event of Default exists at the time of such payment nor would result after giving effect thereto at the time of such payment; and (g) any other redemption, purchase, retirement or the acquisition of the Borrower's capital stock upon obtaining the prior written approval of the Bank.

     Section  XI.5     Investments.  The  Borrower
--------------------    -----------
will not make, and will not permit any Subsidiary to make, any advance, loan, extension of credit (other than trade credit extended to any franchisee or purchaser of inventory from Borrower or any Subsidiary), or capital contribution to or investment in, or purchase or own, or permit any Subsidiary to purchase or own, any stock, bonds, notes, debentures, or other securities of, any Person, except:

     (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition;

     (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000;

    ( c)     commercial  paper  of  a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service, Inc.;

     (d) advances, loans and capital contributions by the Borrower to any Subsidiary which is in existence at the Closing Date, and advances or loans to the Borrower by any Subsidiary;

     (e) loans to franchisees in an aggregate amount not to exceed $100,000 to any one franchisee or $250,000 in the aggregate;

     (f) loans or advances to (i) employees of the Borrower in the ordinary course of business not to exceed $100,000 to any one individual or $250,000 in the aggregate and (ii) shareholders of the Borrower in an amount not to exceed $2,750,000 in the aggregate to enable such shareholders to exercise their vested options to purchase stock of the Borrower;

     (g) investments outstanding at any time with respect to hedging exposure to foreign currency fluctuations in which the Borrower has currency exposure, provided that the actual exposure covered by such investments does not exceed $100,000;

     (h)     investments  listed  on  Schedule  11.5;
                                      --------------

     (i) promissory notes or other evidences of indebtedness arising from sales of franchises or area development rights or transfers of franchises, equipment, and related property by the Borrower; and

     (j) investments in joint ventures or other business combinations or entities for the purpose of promoting franchise operations in an aggregate amount not to exceed $100,000 in any one transaction or $250,000 in the aggregate; provided that the Borrower shall form a separate Subsidiary to be a partner or investor in any such joint venture or other business combination.

Notwithstanding the foregoing, the Borrower shall be permitted to form new Subsidiaries subsequent to the Closing Date and make advances, loans and capital contributions thereto, provided that each such new Subsidiary becomes a party to the Guaranty, the Security Agreement and any other Loan Documents requested by the Bank on terms satisfactory to the Bank within ten (10) days after the formation thereof.

     Section  XI.6     Limitation  on  Issuance  of  Capital  Stock
---------------------  --------------------------------------------
The Borrower will not, and will not
permit any of its Subsidiaries to, at any time issue, sell, assign, or otherwise dispose of (a) any of its capital stock, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its capital stock, or
(c) any option, warrant, or other right to acquire any of its capital stock, except pursuant to a stock option plan for employees or directors of the Borrower.

     Section  XI.7     Transactions With Affiliates
--------------------  -------------------------------
Except  for  those transactions described in Section 11.5(f),
                                             ---------------
the Borrower will not enter into, and will not permit any Subsidiary to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of the Borrower or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Subsidiary.

     Section  XI.8     Disposition  of  Assets
---------------------  -------------------------
The Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets, or permit any Subsidiary to do so with any of its assets, without the prior written approval of the Bank, except as follows:
     (a)     dispositions  of  inventory  in  the  ordinary  course of business;

     (b)     sales  of  franchises  and  area  development  rights;

   ( c)     dispositions  to the Borrower or a Subsidiary who is a party to the
Security  Agreement;

(d) dispositions of worn-out or obsolescent equipment, provided that the proceeds thereof are used to acquire replacements thereof; and

     (e) sales of other assets at not less than the fair market value thereof, provided that (i) no Default or Event of Default has occurred and is continuing, (ii) the aggregate book value of all assets then proposed to be disposed of plus the aggregate book value of all other assets disposed of by the Borrower and the Subsidiaries pursuant to this subsection (e) in a twelve month
                                                --------------
period immediately preceding the date of such proposed disposition does not exceed five percent (5%) of Consolidated Assets at the end of the preceding fiscal year, and (iii) the aggregate book value of all assets then proposed to be disposed of plus the aggregate book value of all assets disposed of by the Borrower and the Subsidiaries during the period from the Closing Date to the date of such proposed disposition does not exceed ten percent (10%) of Consolidated Assets at the end of the preceding fiscal year.

     Section  XI.9     Sale  and  Leaseback.
  ------------------   --------------------------
The Borrower will not enter into, and will not permit any Subsidiary to enter into, any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person.

     Section  XI.10     Prepayment  of Debt.
----------------------   -----------------
The Borrower will not prepay, and will not permit any Subsidiary to prepay, any Debt, except the Obligations.

     Section  XI.11     Nature  of Business.
---------------------    ------------------------
The Borrower will not, and will not permit any Subsidiary to, engage in any business other than existing businesses and any business producing or offering for sale, by Borrower or through contracts with third parties, any food product by any method of marketing or distribution, or other products related to promoting or enhancing the public reputation and good-will of Borrower or any Subsidiary.

     Section  XI.12     Environmental  Protection
----------------------   ---------------------------
Except for the handling, storage, use, transportation or generation of materials and products used, produced or generated in the business of food preparation, processing, packaging, warehousing, transportation and restaurant operations including, without limitation, chemicals for processing or preserving food products, chemicals and other substances used for building and grounds maintenance, disinfectants, pesticides, cleaning agents, motor fuels, lubricants, processing by-products and food wastes, all of which shall be handled, stored, used, transported and generated in compliance with all Environmental Laws, the Borrower will not, and will not permit any of its Subsidiaries to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Material, (b) generate any Hazardous Material, (c) conduct any activity that is likely to cause a Release or threatened Release of any Hazardous Material, or (d) otherwise conduct any activity or use any of their respective properties or assets, in each case in any manner that is likely to violate any Environmental Law or create any Environmental Liabilities for which the Borrower or any of its Subsidiaries would be responsible, whereby such use or activity is likely to have a material adverse effect on the business or financial condition of the Borrower and its Subsidiaries when viewed as a whole.

     Section  XI.13     Accounting.  The  Borrower
--------------------   ------------
will not, and will not permit any of its Subsidiaries to, change its fiscal year or make any material change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Bank, or (b) in tax reporting treatment, except as required by law and disclosed to the Bank.

     ARTICLE  XII

     Financial  Covenants.
     --------------------
     The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Bank has any Commitment hereunder, the Borrower will perform and observe the following financial covenants, such performance and observance to be evidenced and tested for compliance as of the end of each fiscal quarter:

     Section  XII.1     Current  Ratio.  The
----------------------    --------------------
Borrower will at all times maintain a Current Ratio of not less than 1.25 to 1.0.

     Section  XII.2     Funded  Debt  Ratio.  The
-------------------    -------------------
Borrower  will  maintain,  as  of  the end of each fiscal quarter, a Funded Debt
Ratio of not greater than (a) 3.25 to 1.00 during the calendar year ending December 31, 2000 and (b) 2.75 to 1.00 at all times thereafter.

     Section  XII.3     Fixed  Charge  Coverage  Ratio
----------------------   -----------------------------
The Borrower will maintain, as of the end of each fiscal quarter, a Fixed Charge Coverage Ratio of not less than (a) 1.15 to 1.0 at all times during the calendar year ending December 31, 2000 and (b) 1.20 to 1.0 at all times thereafter.

     Section XII.4     Operating Leases.  The Borrower
----------------       ----------------
will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any liabilities for payments under any Operating Leases without the prior written approval of the Bank, which approval shall not be unreasonably withheld, provided that (i) the Borrower and the Subsidiaries may incur, create, or assume liabilities for payments under Operating Leases in an aggregate amount (including taxes, insurance, maintenance, and similar expenses which the Borrower or any Subsidiary is obligated to pay under any such Operating Lease) not to exceed Six Million Dollars ($6,000,000) on a consolidated basis, plus One Million Five Hundred Thousand Dollars ($1,500,000) per fiscal year commencing with the fiscal year ending in June of 1999, (ii) the amount of any permitted increase in liabilities under Operating Leases not incurred in any fiscal year may be carried forward to the next succeeding fiscal year but not thereafter, and (iii) the aggregate payments of the Borrower and the Subsidiaries with respect to Operating Leases shall not exceed Two Million Dollars ($2,000,000) during any fiscal year commencing with the fiscal year ending in June of 1999.

     ARTICLE  XIII

     Default
     -------
     Section  XIII.1     Events  of Default.
 ---------------------   ----------- --------------
Each  of  the  following  shall  be  deemed  an  "Event  of  Default":

     (a) The Borrower shall fail to pay when due any principal, interest or fees, or any part thereof, and such failure continues for one (1) Business Day after notice thereof by the Bank.

     (b) The Borrower shall fail to pay when due the Obligations (other than the Obligations described in subsection (a) above) or any part thereof, and such
                             --------------
failure  continues  for five (5) Business Days after notice thereof by the Bank.

     (c) Any representation or warranty made or deemed made by the Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

     (d) The Borrower shall fail to perform, observe, or comply with any covenant, agreement, or term contained in Section 10.1, Article XI, or Article
                                            ------------  ----------     -------
XII  of  this  Agreement  and, in the case of Section 10.1(a), 10.1(b), 10.1(c),
 --                                           ---------------  -------  -------
10.1(d),  10.1(j)  or  11.1(k)  only,  such failure shall continue for three (3)
 ------   -------      -------
Business  Days  after  notice  thereof  to  the  Borrower  by  the  Bank.
 ---

     (e) The Borrower or any Obligated Party shall fail to perform, observe, or comply with any other covenant, agreement, or term contained in this Agreement or any other Loan Document (other than as provided in clauses (a)
                                                                     -----------
through  (c)  of  this  Section) and such failure shall continue for a period of
         ---
twenty  (25)  days  after  notice  thereof  to  the  Borrower  by  the  Bank.

     (f) The Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

     (g) An involuntary proceeding shall be commenced against the Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of forty-five (45) days.

     (h) The Borrower, any Subsidiary, or any Obligated Party shall fail to discharge within a period of forty-five (45) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of Five Hundred Thousand Dollars ($500,000) against any of its assets or properties.

     (i) A final judgment or judgments for the payment of money in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate shall be rendered by a court or courts against the Borrower, any of its Subsidiaries, or any Obligated Party and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower or the relevant Subsidiary or Obligated Party shall not, within such period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

     (j) The Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due (and after giving effect to any applicable grace period or any extension of the applicable maturity date) any principal of or interest on any Material Debt (other than the Obligations), or the maturity of any such Material Debt shall have been accelerated, or any such Material Debt shall have been required to be prepaid prior to the stated maturity thereof, or any default shall have occurred (after giving effect to any applicable grace period) that permits any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment. For purposes of this subsection (j), the term "Material Debt" means
                                  --------------            -------------
Debt owed by the Borrower or any Subsidiary, the principal amount of which exceeds Five Hundred Thousand Dollars ($500,000).

     (k) This Agreement, the Notes, the Security Documents, the Guaranty, the Real Estate Loan Documents or any other material Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by the Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or the Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of such Loan Documents, or any lien or security interest created by such Loan Documents shall for any reason cease to be a valid, first priority (subject to exceptions permitted therein) perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

     (l) Any of the following events shall occur or exist with respect to the Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of the Bank subject the Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed Five Hundred Thousand Dollars ($500,000).

     (m) The Borrower or any of its Subsidiaries, or any of their properties, revenues, or assets, shall become the subject of an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged (or provisions shall not be made for such discharge) within forty-five (45) days from the date of entry thereof.

     (n) A Change of Control shall occur, the Bank shall have given notice to the Borrower pursuant to Section 10.12 that the Bank desires to accelerate
                               -------------
payment of all the Obligations, and the Borrower shall have failed to pay the Obligations in full within the thirty (30) day period specified in Section
                                                                         -------
10.12.

     Section  XIII.2     Remedies.  If  any Event of
 ---------------------   --------
Default shall occur and be continuing, the Bank may do any one or more of the following:

     (a)     Acceleration.  Declare all outstanding principal of and accrued and
             ------------
unpaid interest on the Notes and all other obligations of the Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     (b)     Termination  of  Commitment.  Terminate  the  Revolving  Credit
             ---------------------------
Commitment, the Term Commitment and the Real Estate Commitment without notice to the Borrower.

     (c)     Judgment.  Reduce  any  claim  to  judgment.
             --------

     (d)     Foreclosure.  Foreclose  or  otherwise  enforce any Lien granted to
             -----------
the Bank to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents.

     (e)     Rights.  Exercise  any  and all rights and remedies afforded by the
             ------
laws of the State of Texas or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise.

Provided, however, that upon the occurrence of an Event of Default under Subsection (e) or (f) of Section 13.1, the Revolving Credit Commitment, the Term
       -------    ---    ------------
Commitment and the Real Estate Commitment shall automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Notes and all other obligations of the Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

     Section XIII.3     Performance by the Bank
--------------------------------------------------
If, at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents after notice from the Bank, the Bank may perform or attempt to perform such covenant or agreement on behalf of the Borrower. In such event, the Borrower shall, at the request of the Bank, promptly pay any amount expended by the Bank in connection with such performance or attempted performance to the Bank at the Principal Office, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full.
Notwithstanding the foregoing, it is expressly agreed that the Bank shall not have any liability or responsibility for the performance of any obligation of the Borrower under this Agreement or any of the other Loan Documents.

     ARTICLE  XIV

     Miscellaneous
     ---------------

     Section  XIV.1     Expenses.  The Borrower hereby
---------------------  --------
agrees to pay on demand: (a) all reasonable out of pocket costs and expenses of the Bank in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Loan Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Bank, (b) all out of pocket costs and expenses of the Bank in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of legal counsel for the Bank, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (d) all out of pocket costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (e) all other reasonable out of pocket costs and expenses incurred by the Bank in connection with this Agreement or any other Loan Document, including, without limitation, all reasonable costs, expenses, and other charges incurred in connection with obtaining any title report, survey, audit, or appraisal in respect of the Collateral.

     Section XIV.2     INDEMNIFICATION.  EXCEPT
----------------------  ------------------
AS OTHERWISE EXPRESSLY PROVIDED HEREIN THE BORROWER SHALL INDEMNIFY THE BANK AND EACH OF ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY THE BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE
PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF THE BORROWER OR ANY SUBSIDIARY, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE
INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON BUT NOT ARISING OUT OF OR RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON.

     Section  XIV.3     Limitation  of  Liability
----------------------   -----------------------------
None of the Bank, or any Affiliate, officer, director, employee, attorney, or agent thereof shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents, except for such Person's willful misconduct, gross negligence or failure to comply with the express provisions of any of the Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Bank or any of its Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

     Section  XIV.4     No  Duty.  All  attorneys,
----------------------     --------
accountants, appraisers, and other professional Persons and consultants retained by the Bank shall have the right to act exclusively in the interest of the Bank and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or any other Person.

     Section  XIV.5     No  Fiduciary Relationship
  ---------------------  ----------------------------
The relationship between the Borrower and each Bank is solely that of debtor and creditor, and the Bank does not have any fiduciary or other special relationship with the Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Borrower and the Bank to be other than that of debtor and creditor.

     Section  XIV.6     Equitable Relief.  The
---------------------   -----------------
Borrower recognizes that in the event the Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Bank. The Borrower therefore agrees that the Bank, if the Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section  XIV.7     No  Waiver;  Cumulative  Remedies
--------------------     -------------------------------
No failure on the part of the Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     Section  XIV.8     Successors;  Assignment.
-----------------------  ----------------------
This Agreement shall be binding upon and inure to the benefit of the Bank and the Borrower and their respective successors and assigns; provided however, that
(a) the Borrower may not assign or transfer its interest hereunder without Bank's prior written consent and (b) the Bank must give notice to the Borrower at least sixty (60) days prior to assigning its interest hereunder.

     Section  XIV.9     Participations.  The  Bank shall
  --------------       --------------
have the right at any time and from time to time to grant participations in the Notes and any other Loan Documents. Each actual or proposed participant shall be entitled to receive all information received by the Bank regarding the Borrower, including, without limitation, information required to be disclosed to a participant pursuant to Banking Circular 181 (Rev., August 2, 1984), issued by the Comptroller of the Currency (whether the actual or proposed participant is subject to the circular or not).

     Section  XIV.10     Survival.  All
----------------------   --------
representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them. Without prejudice to the survival of any other obligation of the Borrower hereunder, the obligations of the Borrower under Article VI and Sections 14.1
                                                    ----------     -------------
and  14.2  shall survive repayment of the Notes and termination of the Revolving
     ----
Credit  Commitment,  the  Term  Commitment  and  the  Real  Estate  Commitment.

     SECTION  XIV.11     ENTIRE  AGREEMENT. THIS
-----------------        -----------------
AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Section  XIV.12     Amendments,  Etc.  No
------------------      ----------------
amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document to which the Borrower is a party, nor any consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Bank and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section XIV.13     Maximum Interest Rate
----------------------  -----------------------
No provision of this Agreement or of any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither the Borrower nor the sureties, guarantors, successors, or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Bank ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Notes; and, if the principal of the Notes has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, the Borrower and each Bank shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

     Section  XIV.14     Notices.  All  notices  and
----------------------   -------
other communications provided for in this Agreement and the other Loan Documents to which the Borrower is a party shall be given or made by telex, telegraph, telecopy, cable, or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to each other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Bank pursuant to Article II shall not be effective until received
                                ----------
by  the  Bank.

     Section  XIV.15     Governing  Law; Venue; Service of Process
----------------------- ------- ----------------------------------
This Agreement shall be governed by
and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas. Any action or proceeding against the Borrower under or in connection with any of the Loan Documents may be brought in any state or federal court in Dallas County, Texas. The Borrower hereby irrevocably
(a) submits to the nonexclusive jurisdiction of such courts, and (b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in any such court or that any such court is an inconvenient forum. The Borrower agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 14.13. Nothing
                                                         -------------
herein or in any of the other Loan Documents shall affect the right of the Bank to serve process in any other manner permitted by law or shall limit the right of the Bank to bring any action or proceeding against the Borrower or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by the Borrower against the Agent or any Bank shall be brought only in a court located in Dallas County, Texas.

     Section  XIV.16     Arbitration.
       -----------           -----------

     (a)     Arbitration.  Upon  the  demand  of any party, any Dispute shall be
             -----------
resolved by binding arbitration (except as set forth in subsection (e) below) in
                                                        --------------
accordance with the terms of this Agreement.  A "Dispute" shall mean any action,
                                                 -------
dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

     (b)     Governing  Rules.  Arbitration proceedings shall be administered by
             ----------------
the  American Arbitration Association ("AAA") or such other administrator as the
                                        ---
parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted at a location in Texas selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. 91 or any similar applicable state law.

     (c)     No  Waiver;  Provisional  Remedies,  Self-Help and Foreclosure.  No
             --------------------------------------------------------------
provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration hereunder.

     (d)     Arbitrator  Qualifications  and Powers Awards.  Arbitrators must be
             ---------------------------------------------
active members of the Texas State Bar with expertise in the substantive laws applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of Texas, (ii) may grant any remedy or relief that a court of the state of Texas could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the Texas Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

     (e)     Judicial  Review.  Notwithstanding anything herein to the contrary,
             ----------------
in any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitration (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of Texas, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of Texas. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of Texas.

     (f)     Miscellaneous.  To  the  maximum  extent  practicable, the AAA, the
             -------------
arbitrators and the parties shall take all action required to conclude any arbitration proceedings within one hundred eighty (180) days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulations, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provisions most directly related to the Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

     Section  XIV.17     Counterparts.  This
----------------------  ------------
Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section  XIV.18     Severability.  Any
 ----------------------- ------------
provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     Section  XIV.19     Headings.  The  headings,
 ---------------------   --------
captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section  XIV.20     Non-Application  of  Chapter  346  of  Texas  Finance
                         -----------------------------------------------------
Code
-----
The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

     Section  XIV.21     Construction.  The
 ----------------------- ------------
Borrower and the Bank acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

     Section XIV.22     Independence of Covenants
 -------------------   -------------------------
All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     SECTION  XIV.23     WAIVER  OF  JURY TRIAL
 -----------------------  -----------------------
TO  THE  FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES
HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE BANK IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     SECTION  XIV.24     NOTICE  OF  INDEMNIFICATION
----------------------    --------------------------
THE  PARTIES  TO  THIS  AGREEMENT HEREBY ACKNOWLEDGE AND AGREE
THAT  THIS  AGREEMENT  CONTAINS  CERTAIN  INDEMNIFICATION PROVISIONS PURSUANT TO
SECTION  14.2  HEREOF.
 ---------

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BORROWER:
--------

PIZZA  INN,  INC.


By: /s/Ronald W. Parker
     Name: Ronald W. Parker
Title: Executive Vice President

Address  for  Notices:

5050  Quorum,  Suite  500
Dallas,  Texas  75240

Fax  No.:          (972)  702-9510
Telephone  No.:     (972)  701-9955

Attention:          Ronald  Parker


BANK:
----

WELLS  FARGO  BANK  (TEXAS),  NATIONAL  ASSOCIATION


By:/s/ Austin D. Nettle
     Name: Austin D. Nettle
Title: Assistant Vice President

Address  for  Notices:

1445  Ross  Avenue
Dallas,  Texas  75265-0291

Fax  No.:          (214)  953-3982
Telephone  No.:     (214)  777-4001

Attention:     Austin  Nettle

Lending  Office  for  Prime  Rate  Advances

1445  Ross  Avenue
Dallas,  Texas  75265-0291


Lending  Office  for  Eurodollar  Advances

1445  Ross  Avenue
Dallas,  Texas  75265-0291